UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.     )
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Penumbra, Inc.
(Name of Registrant as Specified In Its Charter)

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PENUMBRA, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 6, 2018

April 25, 2018
Dear Stockholder:
You are cordially invited to attend the 2018 Annual Meeting of the Stockholders (the Annual Meeting) of Penumbra, Inc., a Delaware corporation (we, us, Penumbra or the Company). The Annual Meeting will be held on Wednesday, June 6, 2018 at 11:00 a.m. (Pacific Daylight Time), in building 1411 on the Company’s campus at One Penumbra Place, Alameda, CA 94502 for the following purposes:

1.	To elect the nominees for Class III director to serve until the 2021 annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm for Penumbra for the fiscal year ending December 31, 2018;

3.
To approve, on an advisory basis, the compensation of the Company’s Named Executive Officers (as defined below) as disclosed in the proxy statement accompanying this Notice of Annual Meeting of Stockholders (the Proxy Statement);

4.	To approve the Penumbra, Inc. OUS Employee Stock Purchase Rebate Plan; and

5.	To conduct any other business properly brought before the Annual Meeting.
These items of business are more fully described in the proxy statement accompanying this Notice of Annual Meeting of Stockholders (the Proxy Statement).
The record date for the Annual Meeting is Wednesday, April 11, 2018 (the Record Date). Only stockholders of record at the close of business on the Record Date may vote at the Annual Meeting or any adjournment thereof. A complete list of such stockholders will be available for examination by any stockholder for any purpose germane to the Annual Meeting during ordinary business hours at the Company’s principal executive offices at One Penumbra Place, Alameda, CA 94502 for a period of 10 days prior to the Annual Meeting.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on
June 6, 2018 at 11:00 am
in building 1411 on the Company’s campus at One Penumbra Place, Alameda, CA 94502
The Proxy Statement and annual report to stockholders are available at: www.proxyvote.com.

If you have any questions or need assistance in voting your shares, please call the following firm, which is assisting the Company in the solicitation of proxies:
Morrow Sodali LLC
470 West Avenue
Stamford, CT 06902
1-800-607-0088
By Order of the Board of Directors
Robert D. Evans
Executive Vice President, General Counsel and Secretary
Alameda, California

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD, OR VOTE OVER THE TELEPHONE OR INTERNET AS INSTRUCTED IN THESE MATERIALS, AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE ANNUAL MEETING, YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM THAT RECORD HOLDER IN ORDER TO BE ENTITLED TO VOTE IN PERSON AT THE ANNUAL MEETING.

Penumbra, Inc.
One Penumbra Place
Alameda, CA 94502

PROXY STATEMENT
FOR THE 2018 ANNUAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
Pursuant to “Notice and Access” rules adopted by the Securities and Exchange Commission (the SEC), we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending an Important Notice Regarding the Availability of Proxy Materials (the Proxy Availability Notice) to our stockholders of record. All stockholders will have the ability to access the proxy materials on the website referred to in the Proxy Availability Notice free of charge or request to receive a printed set of the proxy materials for the Annual Meeting. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Proxy Availability Notice.
We provided some of our stockholders, including stockholders who have previously asked to receive paper copies of the proxy materials, with paper copies of the proxy materials instead of the Proxy Availability Notice. If you received paper copies of the proxy materials, we encourage you to help us save money and reduce the environmental impact of delivering paper proxy materials to stockholders by signing up to receive all of your future proxy materials electronically.
We expect that this Proxy Statement and the other proxy materials will be available to stockholders on or about April 27, 2018.
What does it mean if I receive more than one Proxy Availability Notice?
If you receive more than one Proxy Availability Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Proxy Availability Notice to ensure that all of your shares are voted.
How do I attend the Annual Meeting?
The Annual Meeting will be held on Wednesday, June 6, 2018 at 11:00 a.m. (Pacific Daylight Time) in building 1411 on the Company’s campus at One Penumbra Place, Alameda, CA 94502. You may contact Investor Relations at investors@penumbrainc.com to obtain directions to the Annual Meeting. Information on how to vote in person at the Annual Meeting is discussed below. If you plan to attend the Annual Meeting, please note that attendance will be limited to stockholders as of the Record Date. Each stockholder may be asked to present valid photo identification, such as a driver’s license or passport. Stockholders holding stock in brokerage accounts or by a bank or other nominee may be required to show a brokerage statement or account statement reflecting stock ownership as of the Record Date. Cameras, recording devices, and other electronic devices will not be permitted at the Annual Meeting.

Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on the Record Date of April 11, 2018, will be entitled to vote at the Annual Meeting. On the Record Date, there were 34,254,315 shares of common stock outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If, on April 11, 2018, your shares were registered directly in your name with Penumbra’s transfer agent, American Stock Transfer & Trust Company, LLC (AST), then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy over the telephone or on the Internet as instructed below (See “How do I vote?”) or complete, date, sign and return the proxy card mailed to you to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee
If, on April 11, 2018, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Proxy Availability Notice is being forwarded to you by the organization that holds your account. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank or other nominee.
What am I voting on?
There are four matters scheduled for a vote:

•	Election of two Class III directors;

•
Ratification of the selection by the Board of Directors of the Company (the Board or the Board of Directors) of Deloitte & Touche LLP (Deloitte) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2018;

•	Advisory vote on the compensation of the Company’s NEOs (as defined below); and

•	Approval of the Penumbra, Inc. OUS Employee Stock Purchase Rebate Plan.
What if another matter is properly brought before the Annual Meeting?
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote the shares for which you grant your proxy on those matters in accordance with their best judgment.
What is the Board’s voting recommendation?
The Board recommends that you vote your shares:

•	“For” the election of both nominees for director;

•	“For” the ratification of the selection by the Board of Deloitte as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2018;

•	“For” the compensation of the Company’s NEOs; and

•	“For” the approval of the Penumbra, Inc. OUS Employee Stock Purchase Rebate Plan.

How do I vote?
With regard to the election of directors, you may either vote “For” both nominees to the Board or you may “Withhold” your vote for any nominee you specify. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.
The procedures for voting depend on whether your shares are registered in your name or are held by a bank, broker or other nominee:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy over the telephone, vote by proxy through the Internet, or vote by proxy using a proxy card that you receive or may request. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy. Voting in person will have the effect of revoking your previously submitted proxy (see “Can I change my vote after submitting my proxy?” below).

•
To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the Proxy Availability Notice. Your vote must be received by 11:59 p.m., Eastern Daylight Time on June 5, 2018 to be counted.

•
To vote through the Internet, go to http://www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the Proxy Availability Notice. Your vote must be received by 11:59 p.m., Eastern Daylight Time, on June 5, 2018 to be counted.

•
To vote using the proxy card, simply complete, sign and date the proxy card that may be delivered to you and return it promptly in the envelope provided. If you return your signed proxy card to us and we receive it before the Annual Meeting, we will vote your shares as you direct.

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.
Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Nominee
If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, you should have received a Proxy Availability Notice containing voting instructions from that organization rather than from Penumbra. Simply follow the voting instructions in the Proxy Availability Notice to ensure that your vote is counted. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other nominee. Follow the instructions from your broker, bank or other nominee included with these proxy materials, or contact your broker, bank or other nominee to request a proxy form.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you own as of April 11, 2018, the Record Date.
What if I return a proxy card or otherwise vote but do not make specific choices?
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of both nominees for director, “For” the ratification of Deloitte as the Company’s independent registered public accounting firm, “For” the advisory approval of compensation of the NEOs, and “For” the approval of the Penumbra, Inc. OUS Employee Stock Purchase Rebate Plan. If any other matter is properly presented at the Annual Meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Will my vote be kept confidential?
Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed, except as required by law.
Who is paying for this proxy solicitation?
The accompanying proxy is solicited on behalf of the Board for use at the Annual Meeting. Accordingly, the Company will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees and Morrow Sodali LLC may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees of the Company will not be paid any additional compensation for soliciting proxies, but Morrow Sodali LLC will be paid its customary fee of approximately $6,250 plus out-of-pocket expenses if it solicits proxies. We may also reimburse brokerage firms, banks and other nominees for the cost of forwarding proxy materials to beneficial owners.
Can I change my vote after submitting my proxy?
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	You may submit another properly completed proxy card with a later date.

•	You may submit a subsequent proxy by telephone or through the Internet.

•	You may send a timely written notice that you are revoking your proxy to Penumbra’s Secretary or Chief Executive Officer at One Penumbra Place, Alameda, CA 94502.

•	You may attend the Annual Meeting and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.
Your most current proxy card or telephone or Internet proxy is the one that is counted, so long as it is provided within the applicable deadline. If your shares are held by your broker, banker or other nominee, you should follow the instructions provided by your broker, bank or other nominee to change your vote or revoke your proxy.
When are stockholder proposals for inclusion in our proxy statement for next year’s annual meeting due?
Stockholders wishing to present proposals for inclusion in our proxy statement for the 2019 annual meeting of stockholders (the 2019 Annual Meeting) pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the Exchange Act), must submit their proposals so that they are received by us at our principal executive offices no later than December 26, 2018. Proposals should be sent to our Secretary at One Penumbra Place, Alameda, CA 94502.
When are other proposals and stockholder nominations for next year’s annual meeting due?
With respect to proposals and nominations not to be included in our proxy statement pursuant to Rule 14a-8 of the Exchange Act, our Amended and Restated Bylaws (our Bylaws) provide that stockholders who wish to nominate a director or propose other business to be brought before the stockholders at an annual meeting of stockholders must notify our Secretary by a written notice, which notice must be received at our principal executive offices not less than 120 days nor more than 150 days prior to the anniversary date of the immediately preceding year’s annual meeting of stockholders.

Stockholders wishing to present nominations for director or proposals for consideration at the 2019 Annual Meeting under these provisions of our Bylaws must submit their nominations or proposals so that they are received at our principal executive offices not earlier than January 7, 2019 and not later than February 6, 2019 in order to be considered. In the event that the 2019 Annual Meeting is to be held on a date that is not within 30 days before or 70 days after the 1-year anniversary of the Annual Meeting, then a stockholder’s notice must be received by the Secretary no earlier than 120 days prior to such annual meeting and no later than the later of 70 days prior to the date of the meeting or the 10th day following the day on which we make a public announcement of the date of the 2019 Annual Meeting.
Nominations or proposals should be sent in writing to our Secretary at One Penumbra Place, Alameda, CA 94502. A stockholder’s notice to nominate a director or bring any other business before the Annual Meeting or the 2019 Annual Meeting must set forth certain information, which is specified in our Bylaws. A complete copy of our Bylaws may be found in the Governance section of the Investors section of our website at www.penumbrainc.com.
How are votes counted?
Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, “For”, “Withhold” and broker non-votes for the proposal to elect directors, and with respect to other proposals, votes “For”, “Against”, “Abstain” and broker non-votes (if applicable).
What are “broker non-votes”?
Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker, bank or other nominee holding the shares as to how to vote. Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker, bank or other nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker, bank or other nominee can still vote the shares with respect to matters that are considered to be “routine,” but cannot vote the shares with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange (the NYSE), which generally apply to all brokers, bank or other nominees, on voting matters characterized by the NYSE as “routine,” NYSE member firms have the discretionary authority to vote shares for which their customers do not provide voting instructions. On non-routine proposals, such “uninstructed shares” may not be voted by member firms. Only the proposal to ratify the selection of our independent registered public accounting firm is considered a “routine” matter for this purpose and brokers, banks or other nominees generally have discretionary voting power with respect to such proposal. Broker non-votes will be counted for the purpose of determining whether a quorum is present at the Annual Meeting.
What is the effect of abstentions and broker non-votes?
Abstentions: Under Delaware law (under which Penumbra is incorporated), abstentions are counted as shares present and entitled to vote at the Annual Meeting, but they are not counted as shares cast. Our Bylaws provide that a stockholder action (other than the election of directors) shall be decided by the vote of the holders of a majority of the total number of votes of the Company’s capital stock cast on the matter. Therefore, abstentions will have no effect on Proposal No. 2—Ratification of the Selection by the Board of the Company’s Independent Registered Public Accounting Firm, Proposal No. 3—Advisory Vote on Executive Compensation and Proposal No. 4—Approval of Penumbra, Inc. OUS Employee Stock Purchase Rebate Plan.
Broker Non-Votes: A “broker non-vote” occurs when a broker, bank or other nominee holding your shares in street name does not vote on a particular matter because you did not provide the broker, bank or other nominee voting instructions and the broker, bank or other nominee lacks discretionary voting authority to vote the shares because the matter is considered “non-routine” under the NYSE rules. The “non-routine” matters on the agenda for the Annual Meeting include Proposal No. 1—Election of Directors, Proposal No. 3—Advisory Vote on Executive Compensation and Proposal No. 4—Approval of Penumbra, Inc. OUS Employee Stock Purchase Rebate Plan.

Broker non-votes will be counted for the purpose of determining whether a quorum is present at the Annual Meeting. However, because broker non-votes are not considered under Delaware law to be entitled to vote at the Annual Meeting, they will have no effect on the outcome of the vote on Proposa1 No. 1—Election of Directors, Proposal No. 3—Advisory Vote on Executive Compensation or Proposal No. 4—Approval of Penumbra, Inc. OUS Employee Stock Purchase Rebate Plan. As a result, if you hold your shares in street name and you do not instruct your broker, bank or other nominee how to vote your shares in the election of directors or the advisory vote related to the Say on Pay proposal, no votes will be cast on your behalf on these proposals. Therefore, it is critical that you indicate your vote on these proposals if you want your vote to be counted. The proposal to ratify the selection by the Board of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2018 should be considered a “routine” matter. Therefore, your broker, bank or other nominee will be able to vote on Proposal No. 2—Ratification of the Selection by the Board of the Company’s Independent Registered Public Accounting Firm even if it does not receive instructions from you, so long as it holds your shares in its name.
How many votes are needed to approve each proposal?

Proposal	Vote Required	Discretionary Voting Allowed?
No. 1. Election of Directors	Plurality	No
No. 2. Ratification of the Selection by the Board of the Company’s Independent Registered Public Accounting Firm	Majority Cast	Yes
No. 3. Advisory Vote on Compensation of NEOs	Majority Cast	No
No. 4. Approval of Penumbra, Inc. OUS Employee Stock Purchase Rebate Plan	Majority Cast	No

A “Plurality,” with regard to the election of directors, means that the two nominees who receive the most “For” votes cast by the holders of shares either present in person or represented by proxy will be elected to our Board. A “Majority Cast,” with regard to the advisory vote on compensation of our Named Executive Officers, the ratification of the selection by the Board of our independent registered public accounting firm, and the approval of the Penumbra, Inc. OUS Employee Stock Purchase Rebate Plan means that a majority of the votes cast on the proposal are voted “For” the proposal.
Accordingly:

•
Proposal No. 1: For the election of directors, the two nominees receiving the most “For” votes from the holders of shares present in person or represented by proxy and entitled to vote on Proposal No. 1 will be elected as Class III directors to hold office until the 2021 annual meeting of stockholders. Only votes “For” or “Withheld” will affect the outcome. Broker non-votes will have no effect.

•
Proposal No. 2: To be approved, a majority of the total votes cast on Proposal No. 2 must be voted “For” the ratification of the selection by the Board of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. Abstentions and broker non-votes will not be considered votes cast on Proposal No. 2; however, the ratification of the selection by the Board of Deloitte is a matter on which a broker, bank or other nominee has discretionary voting authority, and thus, we do not expect any broker non-votes with respect to Proposal No. 2.

•
Proposal No. 3: To be approved, a majority of the total votes cast on Proposal No. 3 must be voted “For” the approval on an advisory basis of the compensation of our Named Executive Officers. Abstentions and broker non-votes will not be considered votes cast on Proposal No. 3.

•
Proposal No. 4: To be approved, a majority of the total votes cast on Proposal No. 4 must be voted “For” the approval of the Penumbra, Inc. OUS Employee Stock Purchase Rebate Plan. Abstentions and broker non-votes will not be considered votes cast on Proposal No. 4.

None of the proposals, if approved, entitles stockholders to appraisal rights under Delaware law or our charter.

What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid stockholder meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present in person or represented by proxy at the Annual Meeting. On the Record Date, there were 34,254,315 shares outstanding and entitled to vote. Thus, the holders of at least 17,127,158 shares must be present in person or represented by proxy at the Annual Meeting to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy by mail, over the phone or through the Internet (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, then either the chair of the Annual Meeting or the holders of a majority of shares present at the Annual Meeting in person or represented by proxy may adjourn the meeting to another date. At any adjourned Annual Meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally notified. If the adjournment is for more than 30 days, or if after that adjournment a new record date is fixed for the adjourned Annual Meeting, a notice of the adjourned Annual Meeting shall be given to each stockholder of record entitled to vote at the adjourned Annual Meeting.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to publish the preliminary results within four business days after the Annual Meeting and file an additional Form 8-K to publish the final results within four business days after the final results are known to us.
If you have any questions or need assistance in voting your shares, please call the following firm, which is assisting the Company in the solicitation of proxies:
Morrow Sodali LLC
470 West Avenue
Stamford, CT 06902
1-800-607-0088

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
The Board of Directors knows of no matters to come before the Annual Meeting other than the matters referred to in this Proxy Statement. However, if any other matters should properly come before the meeting, the persons named in the enclosed proxy intend to vote in accordance with their best judgment. No director, nominee for election as director, or executive officer of Penumbra has any special interest in any matter to be voted upon other than election to the Board of Directors.
PROPOSAL NO. 1: ELECTION OF DIRECTORS
The Company’s Board of Directors is presently comprised of six members, who are divided into three classes, designated as Class I, Class II and Class III. One class of directors is elected by the stockholders at each annual meeting to serve from the time of their election until the third annual meeting of stockholders following their election. Class I directors consist of Don Kassing and Thomas Wilder; Class II directors consist of Arani Bose, M.D., and Bridget O’Rourke; and Class III directors consist of Adam Elsesser and Harpreet Grewal.
The Nominating & Corporate Governance Committee of the Board (the NCG Committee) has renominated each of our Class III directors, Mr. Elsesser and Mr. Grewal, as nominees for a three-year term expiring at the 2021 annual meeting of stockholders and until their respective successors are duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. Each of Mr. Elsesser and Mr. Grewal is currently a director of the Company. Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. The two nominees receiving the highest number of affirmative votes will be elected.
Proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement. If any nominee should become unavailable to serve for any reason, it is intended that votes will be cast for a substitute nominee designated by the NCG Committee and approved by the Board. We have no reason to believe that Mr. Elsesser or Mr. Grewal will be unable to serve if elected.
Nominees for Director and Continuing Directors
The names and ages of the nominees and continuing directors, and their occupation(s), length of service with the Company and Board committee memberships are set forth in the table below.

Name	Age	Director Since	Current Term Expires	Occupation	Independent	AC	CC	NCG	EC
Nominees
Adam Elsesser(1)	56	June 2004	2018 Annual Meeting	Chief Executive Officer and President, Penumbra	No	—	—	—	C
Harpreet Grewal	51	April 2015	2018 Annual Meeting	Former General Manager/Chief Financial Officer	Yes	C, F	M	M	—
Continuing Directors
Arani Bose, M.D.	56	June 2004	2020 Annual Meeting	Chief Innovator, Penumbra	No	—	—	—	—
Don Kassing(2)	76	February 2008	2019 Annual Meeting	President Emeritus, San Jose State University	Yes	M, F	M	C	M
Bridget O’Rourke	50	April 2017	2020 Annual Meeting	Former human resources executive	Yes	M, F	M	M	—
Thomas Wilder	54	January 2017	2019 Annual Meeting	Chief Executive Officer, Neuros Medical, Inc.	Yes	M, F	C	M	M

AC: Audit Committee	EC: Executive Committee	F: Financial Expert
CC: Compensation Committee	C: Chair
NCG: Nominating and Corporate Governance Committee	M: Member

(1)	Chair of the Board
(2) Presiding Director

A brief biography of each nominee and each continuing director is also set forth below, which includes information, as of the date of this Proxy Statement, regarding specific and particular experience, qualifications, attributes or skills of each nominee that led the NCG Committee to believe that the director should continue to serve on the Board:
Director Nominees
Adam Elsesser co-founded Penumbra and has served as Chief Executive Officer and a member of the Board since our inception in June 2004 and as President and Chairman of the Board since January 2015. Prior to Penumbra, Mr. Elsesser led SMART Therapeutics, Inc., a medical device company focused on devices for neuro-intervention, as its Chief Executive Officer from 2000 to 2002 and, after its acquisition by Boston Scientific Corporation, President of SMART Therapeutics within Boston Scientific Corporation from 2002 to 2005. Before his work in the medical device industry, Mr. Elsesser was a partner in the law firm of Shartsis Friese LLP. Mr. Elsesser received a B.A. from Stanford University and a J.D. from Hastings College of the Law.
The Board has nominated Mr. Elsesser based on his extensive knowledge of the Company, the medical device industry and the competitive landscape, as well as his expertise in building and commercializing medical devices.
Harpreet Grewal has served on the Board since April 2015. From February 2016 through April 2017, Mr. Grewal served as General Manager of Constant Contact, Inc. (Constant Contact), a technology company primarily focused on marketing tools and a wholly-owned indirect subsidiary of Endurance International Group Holdings, Inc. (Endurance). Prior to the acquisition of Constant Contact by Endurance, from 2010 to February 2016, Mr. Grewal served as Executive Vice President and Chief Financial Officer of Constant Contact. From 2008 to 2009, Mr. Grewal worked as an independent consultant to small businesses and early-stage entrepreneurs. From 2006 through 2008, Mr. Grewal was Executive Vice President and Chief Financial Officer of VistaPrint, Ltd., a publicly-traded online printing and marketing services company. Prior to VistaPrint, Mr. Grewal was Senior Vice President and Chief Financial Officer of GoldenSource Corporation, a data management company, from 2002 to 2006, Chief Financial Officer of eGain Communications Corporation, a customer engagement services company, from 1999 to 2002, and held various financial and strategic planning positions with PepsiCo, Inc., a publicly-traded food and beverage company, from 1996 to 1999. Mr. Grewal received a B.A. from the University of California, Berkeley and a M.A. from Johns Hopkins University.
The Board has nominated Mr. Grewal based on his extensive business and leadership experience, including financial expertise and strategic planning skills. Mr. Grewal also brings to the Board valuable experience based on his tenure as General Manager of Constant Contact and Chief Financial Officer at several publicly-traded high growth companies.
Continuing Directors
Arani Bose, M.D., co-founded Penumbra in June 2004 and has served as a member of the Board since our inception. Dr. Bose was Chairman of the Board and Chief Medical Officer from 2005 until 2015 and currently serves as Chief Innovator. Prior to founding Penumbra, Dr. Bose was an Assistant Professor of Radiology and Neurology at New York University (NYU) School of Medicine from 1997 to 2004, where he also had a clinical practice. While at NYU, Dr. Bose co-founded SMART Therapeutics. Dr. Bose received a B.A. from Stanford University and an M.D. from the University of Colorado School of Medicine with residency and fellowships at Yale University School of Medicine and NYU Medical Center.
Dr. Bose brings to the Board his extensive knowledge of the Company and the medical device industry, his training and expertise in interventional radiology and neurology, and his skills and experience in clinical research and device development and commercialization.
Don Kassing has served on the Board since February 2008 and as Presiding Director of the Board since August 2015. Mr. Kassing is President Emeritus of San Jose State University. Mr. Kassing served as President of San Jose State University from 2004 to 2008, Interim President from 2010 to 2011, and Vice President, Administration and Finance and Chief Financial Officer from 1993 to 2004. Prior to his tenure at San Jose State University, Mr. Kassing spent 18 years in higher education and 11 years in private industry, including eight years in merchandising/marketing and operations management at Caleres, Inc. (formerly known as the Brown Group, Inc.), a leading footwear retailer and wholesaler, and spent 3 years in corporate finance at the General Motors Corporation. Mr. Kassing received a B.A. and an M.B.A. from Saint Louis University.
Mr. Kassing brings to the Board his extensive business and leadership experience, including valuable skills related to strategic planning, based on his long tenure leading a major educational institution, including overseeing the development and construction of two high-profile campus facilities and having primary responsibility for university business and financial affairs.
Bridget O’Rourke has served on the Board since April 2017. Ms. O’Rourke has held a number of executive and leadership positions over more than twenty years, with expertise across different industries. Most recently, Ms. O’Rourke served as Executive Director of the executive search and consulting practice of O’Rourke & Associates, a boutique firm providing services exclusively for the credit union industry, until May 2017. From August 2008 to June 2016, Ms. O’Rourke was Head of Human Resources at Passport Capital, LLC, a global asset management firm. Prior to Passport Capital, LLC, from 1997 to 2007 Ms. O’Rourke served in various positions in the financial services and executive search industries, including as Executive Search Director at O’Rourke Career Connections, Controller at Sigma Partners, a multi-fund venture capital firm, and Vice President for Citibank Global Asset Management’s Alternative Investment Strategies group. From July 1991 to December 1996, Ms. O’Rourke held audit and internal audit consulting positions of increasing responsibility at Coopers & Lybrand (now known as PricewaterhouseCoopers). Ms. O’Rourke received a B.A. from the University of California, Santa Barbara and became a Certified Public Accountant in 1995. She currently serves on the Board of Directors of the San Francisco Fire Credit Union.
Ms. O’Rourke brings to the Board her extensive business and leadership experience, including valuable skills related to human resources management and financial accounting.
Thomas Wilder has served on the Board since January 2017. Since August 2017, Mr. Wilder has served as the Chief Executive Officer of Neuros Medical, Inc., a neuro-modulation company. From February 2010 through July 2016, Mr. Wilder served as the Chief Executive Officer of Sequent Medical, Inc., a company dedicated to the development of innovative catheter-based neurovascular technologies. From April 2006 to 2009, Mr. Wilder served as the President and CEO of PhotoThera, Inc., a company that was developing a unique therapy for acute ischemic stroke patients. From 2002 to 2006, he served as the President and CEO of MicroTherapeutics, Inc. (MTIX), a company also focused on the neurovascular space. Mr. Wilder served in positions of increasing responsibility at Medtronic, Inc. from 1991 through 2002, most recently as Vice President and General Manager of its endovascular stent grafts division. Mr. Wilder began his career in the Financial Statement Audit Practice of Price Waterhouse (now known as PricewaterhouseCoopers), where he worked from 1986 to 1989. He received a B.A. from Stanford University and an M.B.A. from Northwestern University’s Kellogg Graduate School of Management and currently serves on the Board of Directors of Endologix, Inc. (ELGX).
Mr. Wilder brings to the Board valuable experience based on his tenure as Chief Executive Officer at several medical device companies, as well as his tenure as a financial executive at a large medical device company.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH NAMED NOMINEE.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
This section describes key corporate governance guidelines and practices that we have adopted. Complete copies of our Corporate Governance Guidelines, the charters of the committees of the Board and our Code of Business Conduct and Ethics, described below, can be found in the Governance—Corporate Governance section of the Investors section of our website at www.penumbrainc.com. Alternatively, you can request a copy of any of these documents free of charge by writing to: Robert D. Evans, Executive Vice President, General Counsel and Secretary, c/o Penumbra, Inc., One Penumbra Place, Alameda, CA 94502. Information on our website is not incorporated by reference in this Proxy Statement.
BOARD COMPOSITION
Our Board currently consists of six members. In accordance with our Restated Certificate of Incorporation and our Bylaws, our Board is divided into three classes with staggered terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. The authorized number of directors may be changed by resolution of the Board. Our directors are divided among the three classes as follows:

•	Class I directors consist of Don Kassing and Thomas Wilder, whose terms expire at the 2019 annual meeting of stockholders;

•	Class II directors consist of Arani Bose, M.D. and Bridget O’Rourke, whose terms expire at the 2020 annual meeting of stockholders; and

•	Class III directors consist of Adam Elsesser and Harpreet Grewal, whose terms expire at the Annual Meeting.
Only one class of directors will be elected at each annual meeting of our stockholders, with the other classes continuing for the remainder of their respective terms. Each director’s term continues until the election and qualification of his successor, or his earlier death, resignation or removal.
INDEPENDENCE OF THE BOARD OF DIRECTORS
The Board has affirmatively determined that all of the nominees and continuing directors, other than Mr. Elsesser and Dr. Bose, are independent directors within the meaning of the applicable NYSE listing standards and relevant securities and other laws, rules and regulations regarding the definition of “independent” (the Independent Directors). There are no family relationships between any director and any of our executive officers.
BOARD LEADERSHIP STRUCTURE
The Board believes that it is important to retain the flexibility to allocate the responsibilities of the offices of Chairman of the Board (Chair) and Chief Executive Officer in any manner that it determines to be in the best interests of the Company at any point in time.

The Board reviews its leadership structure periodically as part of its annual self-assessment process. In addition, the Board continues to monitor developments in corporate governance as well as the approaches our peers undertake. Since January 2015, the Board has determined to combine the roles of Chair and Chief Executive Officer under the leadership of our co-founder Adam Elsesser. At the present time, the Board believes that this is the most effective leadership structure for Penumbra. We believe that combining the Chief Executive Officer and Chair positions helps ensure that the Board and management act with a common purpose. The Board believes that Mr. Elsesser’s combined role enables strong leadership, creates clear accountability and enhances our ability to communicate our message and strategy clearly and consistently to stockholders. In addition, we believe that a combined Chief Executive Officer and Chair is better positioned to act as a bridge between management and the Board, maintaining the regular flow of information. The Board believes that the current board leadership structure, coupled with a strong emphasis on board independence, provides effective independent oversight of management while allowing the Board and management to benefit from Mr. Elsesser’s demonstrated senior leadership skills, expertise from years of experience in the medical device industry, and his experience and familiarity with our business as co-founder and Chief Executive Officer. Our Independent Directors bring experience, oversight and expertise from outside of our Company, while Mr. Elsesser brings company-specific experience and expertise.
The Board does not have a lead independent director. Our Corporate Governance Guidelines note that all directors are elected by the stockholders and all have an equal voice. The Board, therefore, does not believe it appropriate or necessary in serving the best interests of the Company to designate a lead director. The Chair and the Chief Executive Officer are free, as is the Board as a whole, to call upon any one or more directors to provide leadership in a given situation should a special need arise.
The Board has designated Don Kassing as the Presiding Director to lead the meetings of the non-employee directors. If the designated Presiding Director is not present for a meeting, the other non-employee directors appoint one of their number to act as Presiding Director for the meeting.
The Board, including each of its committees, also has complete and open access to any member of the Company’s management and the authority to retain independent advisors as the Board or such committee deems appropriate. In addition, all members of the Audit Committee, the NCG Committee and the Compensation Committee are Independent Directors, and the committee chairs have authority to hold executive sessions without management and non-Independent Directors present.
ROLE OF THE BOARD IN RISK OVERSIGHT
One of the Board’s key functions is informed oversight of the Company’s risk management process. The Board believes that its current leadership structure facilitates its risk oversight responsibilities. In particular, the Board believes the majority-independent Board and independent Board committees provide a well-functioning and effective balance to an experienced Chair. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight. For example, the Board acts as the ultimate decision-making body of the Company and advises and oversees management, who are responsible for the day-to-day operations and management of the Company. The Audit Committee monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function, and reviews the Company’s policies and practices with respect to risk assessment and risk management. The NCG Committee monitors the effectiveness of our corporate governance guidelines and policies. The Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.
It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board as quickly as possible. The Company’s Executive Vice President and General Counsel and Chief Financial Officer and Head of Strategy coordinate between the Board and management with regard to the determination and implementation of responses to any problematic risk management issues.
MEETINGS OF THE BOARD OF DIRECTORS
The Board oversees our business. It establishes overall policies and standards and reviews the performance of management. During the fiscal year ended December 31, 2017, the Board held 12 meetings and took action by unanimous written consent on two occasions. Each Board member attended 75% or more of the aggregate meetings of the Board and of the committees on which he or she served held during the period for which he or she was a director or committee member. The Company’s directors are encouraged to attend our annual meetings of stockholders, but we do not currently have a policy relating to director attendance. One of the six directors serving at the time of the 2017 Annual Meeting of Stockholders attended that meeting.
Applicable NYSE listing standards require that non-employee directors meet at regularly scheduled executive sessions without management. The Independent Directors meet from time to time in executive session. In accordance with the NYSE Standards, the Board typically holds an executive session of non-employee directors (all of whom are Independent Directors), presided over by the Presiding Director, as a part of every regularly scheduled quarterly meeting of the Board.
INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS
The Board has a number of committees that perform certain functions for the Board. The current committees of the Board are the Audit Committee, the Compensation Committee, the NCG Committee, and the Executive Committee. Below is a description of each committee of the Board. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board has determined that each member of the Audit Committee, the Compensation Committee, and the NCG Committee meets the applicable NYSE listing standards and relevant securities and other laws, rules and regulations regarding “independence” and that each member of the Audit Committee, the Compensation Committee, and the NCG Committee is free of any relationship that would impair his or her individual exercise of independent judgment with regard to our Company.
Audit Committee
The Board has a separately designated standing Audit Committee established in accordance with Section 3(a)(58) of the Exchange Act. The Audit Committee was established by the Board to assist the Board in its oversight of the integrity of our financial statements and internal controls, the design, implementation and performance of our internal audit function, and our compliance with legal and regulatory requirements. In addition, the Audit Committee assists the Board in its oversight of the qualification, independence and performance of our independent registered public accounting firm and recommends to the Board the appointment of our independent registered public accounting firm.
The Audit Committee was established in August 2015 and currently consists of four directors: Messrs. Grewal (Chair), Kassing, and Wilder, and Ms. O’Rourke. Walter Wang resigned from the Audit Committee and was replaced by Mr. Wilder effective January 13, 2017. Ms. O’Rourke was appointed to the Audit Committee effective April 21, 2017. The Audit Committee met nine times during 2017.
The Audit Committee is governed by a written charter, which was adopted by the Board in August 2015. The Audit Committee charter can be found in the Governance—Corporate Governance section of the Investors section of our website at www.penumbrainc.com. Information on our website is not incorporated by reference in this Proxy Statement. The Audit Committee charter grants the Audit Committee authority to obtain, at our expense, advice and assistance from internal and external legal, accounting or other advisors and consultants and other external resources that the Audit Committee considers necessary or appropriate in the performance of its duties.
As required by its charter, the Audit Committee conducts a self-evaluation at least annually. The Audit Committee also reviews and assesses the adequacy of its charter at least annually, and recommends any proposed changes to the Board for its consideration.

The Board annually reviews the NYSE listing standards’ definition of independence for Audit Committee members and has determined that all members of our Audit Committee are “independent” and “financially literate” under the NYSE listing standards and that members of the Audit Committee received no compensation from the Company other than for service as a director. The Board has determined that each of Messrs. Grewal, Kassing, and Wilder, and Ms. O’Rourke, qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. In making that determination, the Board relied on the past business experience of Messrs. Grewal, Kassing, and Wilder, and Ms. O’Rourke. Please see the description of the business experience for Messrs. Grewal, Kassing, and Wilder, and Ms. O’Rourke under the heading “Nominees for Director and Continuing Directors.”
Report of the Audit Committee of the Board of Directors
The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the preparation and integrity of the consolidated financial statements and the reporting process, including establishing and monitoring the system of internal financial controls. In this context, during fiscal year 2017, the Audit Committee met and held discussions with management and Deloitte & Touche LLP (Deloitte), the Company’s independent registered public accounting firm. Management has represented to the Audit Committee that the Company’s consolidated financial statements for the fiscal year ended December 31, 2017, were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the audited financial statements of the Company with management of the Company and with Deloitte. In addition, the Audit Committee has discussed with Deloitte the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (PCAOB). The Audit Committee has received from Deloitte the written disclosures and the letter required by applicable requirements of the PCAOB regarding Deloitte’s communications with the Audit Committee concerning independence and has discussed with Deloitte the independence of Deloitte from the Company and its management. The Audit Committee has also concluded that the provision of the non-audit services to the Company in fiscal year 2017 was compatible with Deloitte’s independence. Based on the foregoing, the Audit Committee has recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, for filing with the SEC. The Audit Committee and the Board have also approved the selection of Deloitte as the Company’s independent registered public accounting firm for the year ending December 31, 2018.
The material in this report is not deemed “soliciting material,” is not deemed “filed” with the SEC, is not subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act, and is not to be incorporated by reference into any filing of Penumbra under the Securities Act of 1933, as amended (the Securities Act), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Respectfully submitted on April 5, 2018 by the members of the Audit Committee of the Board of Directors:
Harpreet Grewal, Chair
Don Kassing
Thomas Wilder
Bridget O’Rourke

Compensation Committee
The Compensation Committee acts on behalf of the Board to oversee the Company’s executive compensation and benefits policies, evaluate executive officer performance and compensation and review the Company’s management succession plan. Among other things, the Compensation Committee is responsible for:

•	reviewing and approving, or recommending that the Board approve, the compensation of our executive officers;

•	administering our stock and equity incentive plans;

•	reviewing and approving, or making recommendations to the Board with respect to, incentive compensation and equity plans; and

•	reviewing our overall compensation philosophy.
The Compensation Committee was established in June 2015 and currently consists of four directors: Messrs. Wilder (Chair), Grewal, and Kassing, and Ms. O’Rourke. Mr. Wang resigned from the Compensation Committee and was replaced by Mr. Wilder (Chair) effective January 13, 2017. Ms. O’Rourke was appointed to the Compensation Committee effective April 21, 2017. The Compensation Committee met four times during 2017 and took action by unanimous written consent on one occasion. The Board has determined that all members of our Compensation Committee meet the independence requirements under SEC rules and NYSE listing standards.
The Compensation Committee is governed by a written charter, which was adopted by the Board in August 2015. The Compensation Committee charter can be found in the Governance—Corporate Governance section of the Investors section of our website at www.penumbrainc.com. Information on our website is not incorporated by reference in this Proxy Statement. The Compensation Committee charter grants the Compensation Committee sole authority to retain or obtain the advice of a compensation consultant, legal counsel or other adviser, including the authority to approve the consultant’s reasonable compensation. The Compensation Committee may select such advisers, or receive advice from any other adviser, only after taking into consideration all factors relevant to that person’s independence from management, including those independence factors enumerated by NYSE rules.
Under the Compensation Committee charter, the Compensation Committee may, in its discretion, delegate its duties to a subcommittee or to the Chair of the Compensation Committee.
As required by its charter, the Compensation Committee conducts a self-evaluation at least annually. The Compensation Committee also annually reviews and assesses the adequacy of its charter and recommends any proposed changes to the Board for its consideration.
In November 2015, the Board created an Equity Award Committee, consisting solely of Mr. Elsesser, our Chairman, Chief Executive Officer and President. The Board delegated to the Equity Award Committee the authority to make equity grants under the 2014 Equity Incentive Plan to (non-executive) new employees, to current employees in connection with promotions, to consultants and to reward exceptional achievements between meetings of the Compensation Committee within guidelines established by the Board or the Compensation Committee.
Compensation Committee Processes and Procedures
The implementation of our compensation philosophy is carried out under the supervision of the Compensation Committee. The Compensation Committee charter requires that the Compensation Committee meet as often as it determines is appropriate to carry out its responsibilities under the charter. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with management and the Compensation Committee’s independent advisor. On occasion, the Compensation Committee meets in executive session. However, our Chief Executive Officer and President, our Chief Financial Officer and Head of Strategy, and our Executive Vice President and General Counsel, in addition to the Compensation Committee’s independent advisor, may attend portions of the Compensation Committee meetings for the purpose of providing analysis and information to assist management with their recommendations on various compensation matters. These officers do not participate in the executive sessions of the Compensation Committee.
Since August 2015 the Compensation Committee has engaged Compensia, Inc. (Compensia) as an independent adviser to the Compensation Committee. For 2017, Compensia conducted analysis and provided advice on, among other things, the Company’s compensation strategies and the development of the Company’s peer group. Compensia reports directly to the Compensation Committee, which retains sole authority to direct the work of and engage Compensia.
In February 2018, the Compensation Committee, taking into account the various factors prescribed by the NYSE regarding the independence of compensation consultants described above, reaffirmed the independence of Compensia as a compensation advisor.

Compensation Committee Interlocks and Insider Participation
No member of our Compensation Committee has ever been an executive officer or employee of us or any of our subsidiaries. None of our executive officers currently serves, or has served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers serving as a member of the Board or Compensation Committee. During 2017, no members of our Compensation Committee had any relationships requiring disclosure by us under the SEC’s rules requiring disclosure of certain relationships and related party transactions.
Compensation Committee Report
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained herein with management, and based on such review and discussions, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated into Penumbra’s Annual Report on Form 10-K for the year ended December 31, 2017.
The material in this report is not deemed “soliciting material,” is not deemed “filed” with the SEC, is not subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act, and is not to be incorporated by reference into any filing of Penumbra under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Respectfully submitted on April 5, 2018 by the members of the Compensation Committee of the Board of Directors:
Thomas Wilder, Chair
Harpreet Grewal
Don Kassing
Bridget O’Rourke

Equity Compensation Plan Information

The following table provides certain information with respect to all of Penumbra’s equity compensation plans as of December 31, 2017.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by stockholders(1)	2,306,578	$25.79	5,316,092	(3)
Equity compensation plans not approved by stockholders	145,000	$7.75	—
Total(2)	2,451,578	$24.73	5,316,092

(1)
Amount does not include any shares of common stock issuable under the Penumbra, Inc. Employee Stock Purchase Plan (the ESPP). The Company issues shares under the ESPP once every six months based on employee elections in the preceding six months. Pursuant to the terms of the ESPP, the number of shares to be issued and the price per share is not determined until immediately before the date of issuance.

(2)	As of December 31, 2017, the weighted average remaining term of the 2,107,104 options outstanding was 6.7 years.

(3)
The number of shares available for issuance under the Amended and Restated Penumbra, Inc. 2014 Equity Incentive Plan increases automatically on the first day of each fiscal year of the Company beginning with the 2016 fiscal year and ending with the 2025 fiscal year, in an amount equal to the least of (i) 2,500,000 shares, (ii) 5% of the outstanding shares on the last day of the immediately preceding fiscal year, or (iii) such number of shares determined by the Board, to the extent allowed by Section 422 of the Internal Revenue Code (the Code), and the regulations promulgated thereunder.
Nominating and Corporate Governance Committee
The NCG Committee is generally responsible for identifying qualified Board candidates, recommending director nominees and appointments to Board committees, evaluating Board performance, overseeing director compensation and overseeing the Company’s Corporate Governance Guidelines. To that end, the NCG Committee is responsible for, without limitation:

•	identifying and recommending candidates for membership on the Board;

•	reviewing and recommending to the Board the compensation of our directors;

•	reviewing and recommending our corporate governance guidelines and policies;

•	reviewing proposed waivers of the code of conduct for directors and executive officers;

•	overseeing the process of evaluating the performance of the Board; and

•	assisting the Board on corporate governance matters.
A detailed discussion of the NCG Committee’s procedures for recommending candidates for election as a director appears below under the caption Procedures of the Nominating and Corporate Governance Committee.
The NCG Committee was established in August 2015 and currently consists of four directors: Messrs. Kassing (Chair), Grewal, and Wilder, and Ms. O’Rourke. Mr. Wilder and Ms. O’Rourke were appointed to the NCG Committee effective January 13, 2017 and April 21, 2017, respectively. The NCG Committee met three times during 2017. The Board has determined that all members of our NCG Committee meet the independence requirements under SEC rules and NYSE listing standards.
The NCG Committee is governed by a written charter, which was adopted by the Board in August 2015. The NCG Committee charter can be found in the Governance—Corporate Governance section of the Investors section of our website at www.penumbrainc.com. The NCG Committee charter complies with the guidelines established by the NYSE. Information on our website is not incorporated by reference in this Proxy Statement. The charter of the NCG Committee grants the NCG Committee authority to retain and terminate any advisers, including search firms to identify director candidates, compensation consultants as to director compensation and legal counsel, including sole authority to approve all such advisers’ fees and other retention terms.
As required by its charter, the NCG Committee conducts a self-evaluation at least annually. The NCG Committee also periodically reviews and assesses the adequacy of its charter and recommends any proposed changes to the Board for approval.
Procedures of the Nominating and Corporate Governance Committee
In connection with nominating directors for election at the Annual Meeting and periodically throughout the year, the NCG Committee considers the composition of the Board and each committee of the Board to evaluate its effectiveness and whether or not changes should be considered to either the Board or any of the committees. In support of this process, the Board has determined that the Board as a whole must have the right diversity, mix of characteristics and skills for the optimal functioning of the Board in its oversight of our Company. The Board considers the following factors and qualifications:

•	the appropriate size and the diversity of the Board;

•	the needs of the Board with respect to the particular talents and experience of its directors;

•
the knowledge, skills and experience of nominees, including experience in the industry in which the Company operates, business, finance, management or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

•	familiarity with domestic and international business matters;

•	legal and regulatory requirements; and

•	experience with accounting rules and practices.
Pursuant to the NCG Committee charter, the NCG Committee intends to periodically review the composition of the Board in light of the current challenges and needs of the Board and the Company, and determine whether it may be appropriate to add or remove individuals after considering issues of judgment, diversity, skills, background and experience. Although the NCG Committee does not have a formal policy respecting diversity on the Board, the NCG Committee is sensitive to the importance of nominating persons with different perspectives and experience to enhance the deliberation and decision-making processes of the Board.
Once the NCG Committee and the Board determine that it is appropriate to add a new director, either as a replacement or as a new position, the NCG Committee uses a flexible set of procedures in selecting individual director candidates. This flexibility allows the NCG Committee to adjust the process to best satisfy the objectives it is attempting to accomplish in any director search. The first step in the general process is to identify the type of candidate the NCG Committee may desire for a particular opening, including establishing the specific target skill areas, experiences and backgrounds that are to be the focus of a director search. The NCG Committee may consider candidates recommended by management, by other members of the NCG Committee, by the Board, by stockholders, or it may engage a third party to conduct a search for possible candidates. In considering candidates submitted by stockholders, the NCG Committee will take into consideration the needs of the Board and the qualifications of the candidate.
In order for a stockholder to have a candidate considered by the NCG Committee, a stockholder should submit a written recommendation that includes (A) as to each person whom the stockholder proposes to nominate for election or reelection as director: (1) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; and (2) a reasonably detailed description of any compensatory, payment or other financial agreement, arrangement or understanding that such person has with any other person or entity other than the Company including the amount of any payment or payments received or receivable thereunder, in each case in connection with candidacy or service as a director of the Company, and (B) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made: (1) the name and address of such stockholder (as they appear on the Company’s books) and any such beneficial owner; (2) for each class or series, if any, the number of shares of capital stock of the Company that are held of record or are beneficially owned by such stockholder and by any such beneficial owner; (3) a description of any agreement, arrangement or understanding between or among such stockholder and any such beneficial owner, any of their respective affiliates or associates, and any other person or persons (including their names) in connection with the proposal of such nomination or other business; (4) a description of any agreement, arrangement or understanding (including, regardless of the form of settlement, any derivative, long or short positions, profit interests, forwards, futures, swaps, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions and borrowed or loaned shares) that has been entered into by or on behalf of, or any other agreement, arrangement or understanding that has been made, the effect or intent of which is to create or mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder or any such beneficial owner or any such nominee with respect to the Company’s securities; (5) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to bring such nomination or other business before the meeting; (6) a representation as to whether such stockholder or any such beneficial owner intends or is part of a group that intends to (i) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the voting power of the Company’s outstanding capital stock required to approve or adopt the proposal or to elect each such nominee and/or (ii) otherwise to solicit proxies from stockholders in support of such proposal or nomination; (7) any other information relating to such stockholder, beneficial owner, if any, or director nominee or proposed business that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies in support of such nominee or proposal pursuant to Section 14 of the Exchange Act; and (8) such other information relating to any proposed item of business as the Company may reasonably require to determine whether such proposed item of business is a proper matter for stockholder action. Stockholder recommendations should be addressed to the NCG Committee in care of our Secretary at the address set forth below under the heading Stockholder Communications with the Board of Directors.
Once candidates are identified, the NCG Committee conducts an evaluation of qualified candidates. The evaluation generally includes interviews and background and reference checks. There is no difference in the evaluation process of a candidate recommended by a stockholder as compared to the evaluation process of a candidate identified by any of the other means described above. In identifying and evaluating potential nominees to serve as directors, the NCG Committee will examine each nominee on a case-by-case basis regardless of who recommended the nominee and take into account all factors it considers appropriate.
If the NCG Committee determines that a candidate should be nominated as a candidate for election to the Board, the candidate’s nomination is then recommended to the Board, and the directors may in turn conduct their own review to the extent they deem appropriate. When the Board has agreed upon a candidate, such candidate is recommended to the stockholders for election at an annual meeting of stockholders or appointed as a director by a vote of the Board as appropriate.
Both of the current Class III directors have been recommended by the NCG Committee to the Board for re-election as our directors at the Annual Meeting, and the Board has approved such recommendations.
Executive Committee
The Executive Committee is vested with the authority to exercise certain functions of the Board when the Board is not in session, subject to restrictions imposed by applicable law, the NYSE listing standards and any other limitations prescribed by the Board.
The Executive Committee was established in May 2015 and is composed of three directors: Messrs. Elsesser (Chair), Kassing, and Wilder. Mr. Wang resigned from the Executive Committee and was replaced by Mr. Wilder effective January 13, 2017. Two of the three members of the Executive Committee are “independent” under the listing standards of the NYSE. The Executive Committee took action by written consent on one occasion during 2017.
STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
Our relationship with our stockholders is an important part of our corporate governance program. Engaging with our stockholders helps us to understand how they view us, to set goals and expectations for our performance, and to identify emerging issues that may affect our strategies, corporate governance, compensation practices or other aspects of our operations. Our stockholder and investor outreach includes investor road shows, analyst meetings, and investor conferences and meetings. We also communicate with stockholders and other stakeholders through various media, including our annual report and SEC filings, proxy statement, news releases, and our website. Our conference calls for quarterly earnings releases are open to all. These calls are available in real time and as archived webcasts on our website for a period of time.
The Board has adopted a process for stockholders and others to send communications to the Board or any director. All such communications should be sent by mail addressed to the Board or any particular director at One Penumbra Place, Alameda, CA 94502, c/o Robert D. Evans, Executive Vice President, General Counsel and Secretary. All communications received by Mr. Evans will be sent directly to the Board or any particular director.
CODE OF BUSINESS CONDUCT AND ETHICS
The Board has adopted a Code of Business Conduct and Ethics that is applicable to all employees and directors, including our Chief Executive Officer and President, Chief Financial Officer and Head of Strategy, other executive officers, and senior financial personnel. A copy of our Code of Business Conduct and Ethics is available in the Governance—Corporate Governance section of the Investors section of our website at www.penumbrainc.com. Information on our website is not incorporated by reference in this Proxy Statement. If we make any substantive amendments to our Code of Business Conduct and Ethics or grant any waiver from a provision of our Code of

Business Conduct and Ethics to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website in accordance with the requirements of Item 5.05 of Form 8-K.
DIRECTOR STOCK OWNERSHIP GUIDELINES
The Corporate Governance Guidelines include stock ownership guidelines for our non-employee directors, which have been adopted by the Board. The Board believes these stock ownership guidelines are an important tool in aligning the interests of our directors with the long-term interests of our stockholders.
Under the stock ownership and retention guidelines for non-employee directors approved by the Board in April 2017, non-employee directors are expected to hold shares of the Company’s common stock with a value equal to three times (3x) the director’s annual cash retainer (the Ownership Requirement). The value of a share of the Company’s common stock is calculated as of December 31st of each calendar year (the Determination Date) based on the adjusted closing price of our common stock on the NYSE on such date (or the business day immediately preceding December 31st if such date should fall on a weekend). Any subsequent change in the value of the shares of our common stock during that year does not affect the amount of stock a director should hold during that year pursuant to the Ownership Requirement. If the value of the shares of our common stock decreases during a particular year, each director has until the next Determination Date to acquire any additional shares needed to meet the Ownership Requirement. When a non-employee director is newly appointed to the Board, that director shall have a period of three (3) years to accumulate the shares required to satisfy these ownership guidelines. In addition, in the event the annual retainer increases, the NCG Committee will recommend an appropriate period of time for each non-employee director to acquire any additional shares needed to satisfy the Ownership Requirement.
For purposes of determining ownership, the following is included in determining whether a director has satisfied the Ownership Requirement: (i) shares of our common stock owned individually, either directly or indirectly, including vested and unvested restricted stock awards and RSUs, or shares acquired upon exercise of stock options; and (ii) shares of our common stock owned jointly or separately by a spouse, domestic partner and/or minor children, directly or indirectly. No other rights to acquire shares of our common stock (including stock options or similar rights) are considered shares of our common stock owned for purposes of meeting the Ownership Requirement.
Should a non-employee director at any time following the Compliance Period and before the next Determination Date cease to comply with the Ownership Requirement, the NCG Committee, in its sole discretion, may review and address any such shortfall in ownership as it deems appropriate.
The Board has also adopted stock ownership requirements for our Chief Executive Officer. These requirements are discussed in greater detail under Executive Compensation.
ANTI-HEDGING AND ANTI-PLEDGING POLICY
The Board has approved an anti-hedging and anti-pledging policy for our directors and executive officers. Under this policy, all of our executive officers and directors are prohibited from engaging in short-sales, transactions in put or call options, hedging transactions or other inherently speculative transactions in Penumbra stock or pledging Penumbra stock in any circumstance, including by purchasing Penumbra stock on margin or holding Penumbra stock in a margin account.
DIRECTOR COMPENSATION
Our directors play a critical role in guiding our strategic direction and overseeing the management of Penumbra. The many responsibilities and risks and the substantial time commitment of being a director require that we provide adequate compensation commensurate with our directors’ workload and opportunity costs. Independent Directors receive a combination of annual cash retainers and annual refresh grants of restricted stock or restricted stock units in amounts that correlate to their responsibilities and levels of Board participation. Our two employee directors, Mr. Elsesser and Dr. Bose, receive no separate compensation for their service as directors.
In April 2017, the Board, with input from Compensia, reviewed and updated the Company’s director compensation policy for non-employee directors. The Board approved an increase in the annual cash retainer for independent directors from $25,000 to $40,000. The Audit Committee Chair receives an additional cash retainer, and that amount remains unchanged from prior years at $25,000. The Board also approved a change in the annual refresh grants made to non-employee directors from 2,000 shares of restricted stock or RSUs to an amount of RSUs equal to three times (3x) the annual cash retainer received by non-employee directors (currently $40,000), divided by the adjusted closing price of the Company’s common stock on the date of the grant, rounded up or down to the nearest whole share. The annual refresh grants vest over one year in equal quarterly installments on the last day of each calendar quarter, subject to each director’s continued service on the Board through the vesting date. Lastly, the Board approved a policy for initial grants made to non-employee directors in an amount of RSUs equal to three times (3x) the annual cash retainer received by non-employee directors (currently $40,000), divided by the adjusted closing price of the Company’s common stock on the date of the grant, rounded up or down to the nearest whole share. The initial grants vest over four years in equal quarterly installments beginning on the last day of the calendar quarter in which the director joined the board, subject to the director’s continued service on the Board through the vesting date.
The following table is a summary of the annual cash compensation paid to the Independent Directors for 2017. Each applicable line item is an additional element of compensation.

Director Position	Annual Cash Compensation(1)(2)
All Independent Directors(3)	$40,000
Audit Committee Chair	$25,000

(1)
The annual cash compensation that the Company pays to its Board members, other than Mr. Elsesser and Dr. Bose, is based on their positions on the Board, and the Company does not compensate the Board members on a per meeting basis. The amounts reflected in the table above were approved by the Board in April 2017.

(2)
The annual cash compensation that the Company paid to its Board members was payable in four equal installments, with the first installment payable on or about April 17, 2017, and the remaining three installments payable on the last day of each calendar quarter starting with the calendar quarter ending June 30, 2017, subject to such director’s continued service on the Board through the vesting date.

(3)	Ms. O’Rourke joined the Board in April 2017 and received prorated cash compensation.
Mr. Wilder and Ms. O’Rourke received initial grants of RSUs on January 13, 2017 and April 21, 2017, respectively. Mr. Wilder received an initial grant in the amount of of 2,000 RSUs, which vested in four equal installments on the last day of each calendar quarter of 2017 starting with March 31, 2017. Ms. O’Rourke received an initial grant in the amount of 1,418 RSUs, which vest in sixteen equal installments on the last day of each calendar quarter starting with June 30, 2017.
Additionally, on April 17, 2017 each of the Independent Directors (other than Ms. O’Rourke) was awarded an annual grant of 1,448 RSUs under the Penumbra, Inc. 2014 Equity Incentive Plan, effective immediately on the date of grant, which vested in four equal installments, with the first installment vesting on the date of the grant, and the remaining three installments vesting on the last day of each calendar quarter of 2017 starting with June 30, 2017. Ms. O’Rourke received a prorated annual grant of 946 RSUs on April 21, 2017, which vested in three equal installments starting on the last day of each calendar quarter of 2017 starting with June 30, 2017. The following table lists actual compensation paid to each of the directors during 2017 other than Mr. Elsesser and Dr. Bose, each of whom are also NEOs and do not receive any additional compensation for services provided as a director.

Director Compensation in 2017 Table

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(4)	Total ($)
Harpreet Grewal	65,000	119,967	184,967
Don Kassing	40,000	119,967	159,967
Bridget O’Rourke(2)	26,667	199,994	226,661
Thomas Wilder(3)	40,000	269,067	309,067

(1)	Director fees are generally paid quarterly in arrears within five weeks after the close of a quarter. Accordingly, director fees earned in the fourth quarter of 2017 were paid in early 2018.

(2)	Ms. O’Rourke joined the Board in April 2017 and received an initial RSU grant and prorated annual compensation.

(3)	Mr. Wilder joined the Board in January 2017 and received an initial RSU grant and the full amount of annual compensation.

(4)
The amounts in this column reflect the aggregate grant date fair market value of the stock awards granted to our Independent Directors computed in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification (FASB ASC) Topic 718 (without regard to forfeiture). The grant date fair market value of the initial grant of RSUs for Mr. Wilder was $74.55 (the closing price of Penumbra common stock on January 13, 2017) and for Ms. O’Rourke was $84.60 per share (the closing price of Penumbra common stock on April 21, 2017). The grant date fair market value of the annual grant of RSUs for non-employee directors (other than Ms. O’Rourke) was $82.85 per share (the closing price of Penumbra common stock on April 17, 2017) and for Ms. O’Rourke was $84.60 per share (the closing price of Penumbra common stock on April 21, 2017). For the assumptions used in determining these grant date fair market values, see Notes 2 and 9 to the consolidated financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the SEC on February 27, 2018. There were no unvested awards as of December 31, 2017, except for 1,152 RSUs outstanding from Ms. O’Rourke’s initial director grant.

PROPOSAL NO. 2: RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR PENUMBRA
On April 5, 2018, the Board selected and approved of Deloitte & Touche LLP (Deloitte) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. Deloitte has served as our independent registered public accounting firm since September 17, 2008. Representatives of Deloitte plan to attend the Annual Meeting and will be available to answer appropriate questions from stockholders. They will have the opportunity to make a statement if they desire to do so.
Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of Deloitte as the Company’s independent registered public accounting firm. However, the Board is submitting the selection of Deloitte to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain Deloitte. Even if the selection is ratified, the Board in its discretion may direct the appointment of different independent registered public accounting firm at any time during the year if the Board determines that such a change would be in the best interest of the Company and its stockholders.
Independent Registered Public Accounting Firm
The following is a summary of the fees and services provided by Deloitte to the Company for fiscal years 2016 and 2017:

	Fiscal Year Ended December 31,
Description of Services Provided by Deloitte	2017	2016
Audit Fees (1)	$2,332,839	$1,951,425
Audit Related Fees	-	-
Tax Fees (2)	$24,405	$23,838
All Other Fees (3)	$3,200	-
TOTAL	$2,360,444	$1,975,263

(1)
Audit fees for Deloitte for 2017 and 2016 were for professional services rendered for the audits of our financial statements and of our internal controls over financial reporting, review of interim financial statements, and services that are normally provided by Deloitte in connection with statutory and regulatory filings or engagements.

(2)	Reflects fees paid in connection with tax consulting services.

(3)	Reflects fees paid in connection with training provided by Deloitte.
The Audit Committee or delegate thereof pre-approves the scope of the audit, audit-related, tax, and other services provided by our independent registered public accounting firm, as well as all associated fees and terms, pursuant to pre-approval policies and procedures established by the Audit Committee. The Audit Committee evaluates the independent registered public accounting firm’s qualifications, performance and independence, and presents its conclusions to the full Board on at least an annual basis.
All of the services provided by Deloitte, and fees for such services described above, were pre-approved by the Audit Committee in accordance with these standards.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL NO. 2.

PROPOSAL NO. 3: ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS
Background and Purpose of Proposal
In accordance with rules promulgated pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the Dodd-Frank Act) and Section 14A of the Exchange Act, stockholders are being asked to approve, on an advisory and non-binding basis, the compensation of the Company’s NEOs as disclosed in this Proxy Statement. This is commonly referred to as a Say-on-Pay proposal. This advisory vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s NEOs and the philosophy, policies and practices described in this Proxy Statement. At the 2017 annual meeting of stockholders, our stockholders recommended that we hold an advisory vote on executive compensation each year. The Board affirmed the stockholders’ recommendation and will hold “say-on-pay” advisory votes on an annual basis until the next required stockholder vote on “say-on-pay” frequency, which is scheduled to be held at the 2023 annual meeting of stockholders.
The compensation of the Company’s NEOs subject to this advisory vote is disclosed under the heading “Executive Compensation — Compensation Discussion and Analysis,” the compensation tables, and the related narrative disclosure contained in this Proxy Statement. As described in detail in these disclosures, the Company’s compensation philosophy is to maintain a straight-forward executive compensation program that fosters an ownership mentality by emphasizing long-term equity compensation coupled with cash compensation in the form of a base salary that meets current needs. Please read the Compensation Discussion and Analysis and the compensation tables that follow it for additional details about the Company’s executive compensation programs, including information about the fiscal year 2017 compensation of the Company’s NEOs.
Accordingly, the Board is asking the stockholders to indicate their support for the compensation of the Company’s NEOs as described in this Proxy Statement by casting a non-binding advisory vote “FOR” the following resolution:
“RESOLVED, that the compensation paid to the Company’s NEOs for fiscal 2017, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion & Analysis, compensation tables, and narrative discussion and any related material, is APPROVED.”
The Compensation Discussion and Analysis section of this Proxy Statement contains more details on the Company’s executive compensation and we urge you to read it carefully before casting your vote on this proposal. Because the vote is advisory, it is not binding on the Company, the Board or the Compensation Committee of the Board. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to our management, Board and Compensation Committee. Our management, Board and Compensation Committee all intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements and the Company’s executive compensation principles, policies and procedures.
Advisory approval of this proposal requires the vote of a majority of shares cast by the holders of shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL NO. 3.

PROPOSAL NO. 4: APPROVAL OF THE PENUMBRA, INC. OUS EMPLOYEE STOCK PURCHASE REBATE PLAN
Background and Purpose of Proposal
The purpose of the Penumbra, Inc. OUS Employee Stock Rebate Plan (the Rebate Plan) is to provide employees of our non-U.S. subsidiaries (OUS Employees) with an opportunity to acquire shares of common stock of Penumbra, Inc. (Shares) in the open market on favorable terms through the payment of a rebate of a portion of the purchase price paid for the Shares. Currently the 2015 Penumbra, Inc. Employee Stock Purchase Plan (the ESPP) is not available to OUS Employees, so we believe the Rebate Plan will help make it financially easier for our OUS Employees to become stockholders in the Company and thereby align their interests with the Company’s success.
The Board approved the Rebate Plan in February 2018.
The Rebate Plan is considered an “equity compensation plan” subject to stockholder approval under the rules of the New York Stock Exchange. The Board seeks stockholder approval of the Rebate Plan so that we will have the ability to offer the benefits of the Rebate Plan to our OUS Employees.
The Board believes that the approval of the Rebate Plan is in the best interest of our stockholders. As no new shares will be issued under the Rebate Plan, no shares are being requested in connection with this Proposal No. 4.
Summary of Material Features of the Plan
Rebate on Qualifying Purchases. The Rebate Plan provides for a cash rebate to be paid to eligible OUS Employees in an amount equal to fifteen percent (15%) of the aggregate purchase price of Shares purchased on the open market during three purchase periods each year corresponding with open trading windows under the Company’s insider trading policy (each, a Purchase Period). The amount of the rebate is subject to certain limitations, as set forth below.
Administration. Our Board, or one or more duly authorized committees thereof, have the authority to administer the Rebate Plan (in such capacity, the Rebate Plan Committee).
Eligible Employees. All full-time and part-time OUS Employees who are employed by one of our non-U.S. subsidiaries on the first and last day of a Purchase Period are automatically enrolled in the Rebate Plan. The Rebate Plan allows the Rebate Plan Committee to exclude from the Plan OUS Employees who customarily work twenty (20) hours or less per week and not more than five (5) months per calendar year. We currently have approximately one hundred and fifty (150) OUS Employees who are eligible to participate in the Rebate Plan.
No Shares Reserved. Because participants in the Rebate Plan purchase Shares on the open market, no Shares will be issued under the Rebate Plan and, accordingly, no Shares are being reserved for issuance under the Rebate Plan.
Limits on Amount of Rebate. The maximum aggregate dollar amount of any rebate paid to a participant in the Rebate Plan in any calendar year is Three Thousand Seven Hundred and Fifty U.S. Dollars ($3,750), gross of taxes, or the equivalent amount in the currency of the country in which the OUS Employee resides. Additionally, the maximum number of Shares that are eligible for payment of a rebate by the Company in any single Purchase Period will be 2,000, or such other number of Shares as may be determined by the Rebate Plan Committee prior to the start of any Purchase Period.
Amendment and Termination. The Rebate Plan will continue in effect until terminated by the Board or the Rebate Plan Committee, and the Board and the Rebate Plan Committee have the authority to amend or alter the Rebate Plan at any time without notice.

Tax Aspects under the Code
Rebates paid under the plan will be considered employee compensation deductible by the Company based on the income tax rules governed by the local country where the OUS Employee is employed.
Plan Benefits
Because the amount of the rebate paid under the Rebate Plan is based on the amount of Shares purchased on the open market by participating OUS Employees, and such purchases are completely within the discretion of such employees, it is not possible to determine at this time the dollar value to be received by a person or group under the Rebate Plan. However, since neither our Chief Executive Officer, our Chief Financial Officer and Head of Strategy, nor any of our executive officers or directors are OUS Employees, none of these individuals is eligible to participate in the Rebate Plan. Further, the amount of the rebate paid under the Rebate Plan to any OUS Employee in any calendar year is subject to the dollar amount limitations discussed in Limits on Amount of Rebate, above. If all currently eligible OUS Employees were to participate in the Rebate Plan to the maximum extent allowable under the Rebate Plan in any given year, the aggregate amount of rebates paid by the Company over the course of the year would be approximately $562,500.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL NO. 4.

OTHER INFORMATION RELATED TO PENUMBRA, THE DIRECTORS AND EXECUTIVE OFFICERS
Security Ownership of Certain Beneficial Owners and Management
The following tables set forth certain information known to us regarding beneficial ownership of our common stock as of March 31, 2018 by:

•	each person known by us to be the beneficial owner of more than 5% of any class of our voting securities;

•	our named executive officers;

•	each of our directors (including nominees); and

•	all current executive officers and directors as a group.
Beneficial ownership is determined in accordance with SEC rules, and generally includes voting power and/or investment power with respect to the securities held. Shares of common stock subject to options currently exercisable or exercisable within 60 days of March 31, 2018 are deemed outstanding and beneficially owned by the person holding such options for purposes of computing the number of shares and percentage beneficially owned by such person, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person. Except as indicated in the footnotes to this table and subject to applicable community property laws, to our knowledge the persons or entities named in this table have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them. The table below is based upon information supplied by officers, directors and principal stockholders and Schedules 13G filed with the SEC.
Unless otherwise indicated, the mailing address of each of the stockholders below is c/o Penumbra, Inc., One Penumbra Place, Alameda, California 94502.
Principal Stockholders

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Common Stock(1)
5% stockholders
FMR LLC(2)	5,088,716	14.9%
The Vanguard Group(3)	2,498,148	7.3%
BlackRock, Inc.(4)	1,939,033	5.7%

(1)	Based on 34,250,120 shares of common stock outstanding on March 31, 2018.

(2)
Beneficial ownership is as of December 31, 2017, and is based solely on information contained in the Schedule 13G/A filed with the SEC on February 13, 2018, by FMR LLC and Abigail P. Johnson (as Director, Chairman, and Chief Executive Officer of FMR LLC). FMR LLC, in its capacity as a parent holding company or control person for various subsidiaries, may be deemed to beneficially own the indicated shares and has sole dispositive power over 5,088,716 shares and sole voting power over 964,055 shares. FMR LLC reported its beneficial ownership on behalf of itself and the following direct and indirect subsidiaries and affiliates: FIAM LLC, Fidelity Institutional Asset Management Trust Company, and FMR Co., Inc. (Fidelity).

Fidelity, a wholly-owned subsidiary of FMR LLC, is the beneficial owner of 5% or greater of our outstanding common stock. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act (Fidelity Funds) advised by Fidelity Management & Research Company (FMR Co), a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds’ Boards of Trustees. FMR Co carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees.
The address for FMR LLC is 245 Summer Street, Boston, MA 02210.

(3)
Beneficial ownership is as of December 31, 2017, and is based solely on information contained in the Schedule 13G/A filed with the SEC on February 9, 2018, by The Vanguard Group (Vanguard). The Vanguard

Group, a registered investment adviser, has shared voting power with respect to 4,900 shares, shared dispositive power with respect to 59,626 shares, sole dispositive power with respect to 2,438,522 shares, and sole voting power with respect to 56,944 shares. Vanguard filed the report on behalf of itself and its wholly owned subsidiaries, Vanguard Fiduciary Trust Company (beneficial owner of 54,726 shares) and Vanguard Investments Australia, Ltd. (beneficial owner of 7,118 shares).
The address for Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.

(4)
Beneficial ownership is as of December 31, 2017, and is based solely on information contained in the Schedule 13G/A filed with the SEC on January 29, 2018, by BlackRock, Inc. (BlackRock). BlackRock, a parent holding company, has sole dispositive power with respect to 1,939,033 shares and sole voting power with respect to 1,878,462 shares. BlackRock filed the report on behalf of itself and its subsidiaries, BlackRock (Netherlands) B.V., BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Asset Management Ireland Limited, BlackRock Asset Management Schweiz AG, BlackRock Financial Management, Inc., BlackRock Fund Advisors, BlackRock Institutional Trust Company, National Association, BlackRock Investment Management (Australia) Limited, BlackRock Investment Management (UK) Limited, and BlackRock Investment Management, LLC.

The address for BlackRock is 55 East 52nd Street, New York, NY 10055.
Directors and Officers

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Common Stock(1)
Directors and Named Executive Officers
Adam Elsesser(2)	1,580,982	4.6%
Arani Bose, M.D.(3)	645,662	1.9%
Don Kassing(4)	10,252	*
Harpreet Grewal	14,891	*
Thomas Wilder(5)	2,717	*
Bridget O’Rourke	1,176	*
Sri Kosaraju(6)	356,578	1.0%
Daniel Davis(7)	178,102	*
Lynn Rothman(8)	228,694	*
All current executive officers and directors as a group (11 persons)	3,731,772	10.7%

*	Represents less than 1% of Penumbra’s outstanding common stock.

(1)
Based on 34,250,120 shares of common stock outstanding on March 31, 2018. Early exercise stock options that are subject to Penumbra’s right of repurchase as of March 31, 2018, and shares of common stock subject to restricted stock awards as of March 31, 2018, are deemed outstanding as of March 31, 2018. Shares of common stock subject to stock options that will vest within 60 days of March 31, 2018 are deemed outstanding and beneficially owned by the person holding the options or awards for the purpose of computing the percentage ownership of the person or any group including that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)
Mr. Elsesser has (i) sole voting power and sole dispositive power with respect to 1,580,982 shares, which includes (x) 1,116,838 shares held by Mr. Elsesser and (y) options to purchase 450,000 shares that are exercisable within 60 days of March 31, 2018, held by Mr. Elsesser and (ii) shared voting and dispositive power with respect to 14,144 shares held by the Siegel/Elsesser Trust for which Mr. Elsesser is Trustee.

(3)
Dr. Bose has (i) sole voting power and sole dispositive power with respect to 631,518 shares held by Dr. Bose, and (ii) shared voting and shared investment power with respect to 14,144 shares held by Arani & Shumita Bose. Dr. Bose disclaims beneficial ownership of (i) 250,000 shares held by the Arani Bose 2009 Family Trust, and (ii) 250,000 shares held by the Shumita Bose 2009 Family Trust. Dr. Bose has neither voting nor investment power over these disclaimed shares.

(4)
Mr. Kassing has (i) sole voting power and sole dispositive power with respect to 1,752 shares held by Mr. Kassing, and (ii) shared voting and shared investment power with respect to 8,500 shares held by The Kassing Family Trust, for which Mr. Kassing acts as Co-Trustee with his wife.

(5)
Mr. Wilder has shared voting power and shared dispositive power with respect to 2,717 shares held by the Thomas & Catharine Wilder Family Trust (2006), for which Mr. Wilder acts as Co-Trustee with his wife.

(6)
Mr. Kosaraju has (i) sole voting power and sole dispositive power with respect to 302,431 shares that are subject to Penumbra’s right of repurchase as of March 31, 2018, held by Mr. Kosaraju, and (ii) shared voting and dispositive power with respect to 54,147 shares held by The Kosaraju Family Trust for which Mr. Kosaraju is Trustee.

(7)
Mr. Davis has sole voting power and sole dispositive power with respect to (x) 17,597 shares held by Mr. Davis, and (y) options to purchase 160,505 shares that are exercisable within 60 days of March 31, 2018, held by Mr. Davis.

(8)
Ms. Rothman has (i) sole voting and sole dispositive power with respect to 205,236 shares, which includes (x) 120,861 shares held by Ms. Rothman, and (y) options to purchase 84,375 shares that are exercisable within 60 days of March 31, 2018, and (ii) shared voting and shared investment power with respect to 23,458 shares held by Richard Koch & Lynn Rothman.

Executive Officers
The following table sets forth certain information concerning our executive officers as of March 31, 2018.

Name	Age	Position with Penumbra
Adam Elsesser	56	Chairman, Chief Executive Officer and President
Arani Bose, M.D.	56	Chief Innovator
Sri Kosaraju	40	Chief Financial Officer and Head of Strategy
Daniel Davis	40	Chief Commercial Officer and President, North America
James Pray	54	President, International
Lynn Rothman	57	Executive Vice President, Chief Business Officer
Robert Evans	71	Executive Vice President, General Counsel and Secretary
There are no family relationships between any of our directors and any of our executive officers.
Mr. Elsesser’s and Dr. Bose’s biographies can be found on page 9 of this Proxy Statement with the biographies of the other members of the Board. Biographies for our other executive officers, including our other Named Executive Officers, are below.
Sri Kosaraju joined Penumbra as Chief Financial Officer and Head of Strategy in 2015. Prior to joining Penumbra, Mr. Kosaraju had over 16 years of experience in investment banking. Mr. Kosaraju worked for J.P. Morgan Securities LLC (J.P. Morgan) from 1999 until 2015, where he held a variety of positions with successively greater responsibility, most recently Managing Director of Equity Capital Markets, Head of Healthcare Equity Capital Markets and co-Head of Technology, Media, Telecom Equity Capital Markets. Prior to entering J.P. Morgan’s equity capital markets group in 2006, Mr. Kosaraju served in various practice groups at J.P. Morgan, including Equity Derivatives from 2003 to 2006 and Technology, Media, Telecom Investment Banking Coverage from 1999 to 2003. Mr. Kosaraju received a B.S. from Massachusetts Institute of Technology.
Daniel Davis joined Penumbra in 2007. He has served as President, North America, since 2015 and Chief Commercial Officer since 2017. Mr. Davis previously served as Vice President of Strategy from 2013 to 2014 and as Director of Marketing from 2011 to 2012. Mr. Davis joined our sales team in 2007, serving as a Sales Trainer from 2008 to 2011. Before joining Penumbra, Mr. Davis held various sales and marketing positions at Boston Scientific Corporation. Mr. Davis received a B.A. from Duke University.
James Pray joined Penumbra in 2005. He has served as President, International, since 2015 and as President from 2005 to 2015. Prior to joining Penumbra, Mr. Pray had over 15 years of experience in the medical device industry, much of that in the neurovascular arena. Prior to joining Penumbra, Mr. Pray worked for Boston Scientific Corporation, including as the Director of Marketing for the neurovascular division from 2000 to 2005. Mr. Pray also worked as a Research and Development Engineer and Engineering Manager for SCIMED Life Systems, a medical device company, from 1990 to 1996. Mr. Pray received a B.S. and M.S. from the University of Minnesota.
Lynn Rothman joined Penumbra in 2007. She has served as Executive Vice President and Chief Business Officer since January 2015; as Chief Financial Officer from March 2009 to January 2015; as Vice President, Administration from January 2009 to March 2009, and as Human Resources Manager from 2007 to January 2009. Ms. Rothman joined Penumbra with over 20 years of experience in finance and marketing of medical and emerging growth companies. Ms. Rothman served as Director of Corporate Marketing at Confer Software, Inc., a disease management company, from 1997 to 2000. Prior to that time, Ms. Rothman worked at Robertson, Stephens & Company, a financial services firm, where she worked in both health care research and venture capital focused on potential medical device, service and software investment opportunities. She received a B.A. from Stanford University and an M.B.A. from The Wharton School, University of Pennsylvania.
Robert Evans joined Penumbra as Executive Vice President, General Counsel and Secretary in 2008. Prior to joining Penumbra, Mr. Evans was Executive Vice President, General Counsel and Secretary of Waste Connections, Inc., a publicly traded waste services company, from 2002 to 2008, and a partner in the law firm Shartsis Friese LLP from 1978 to 2002. Mr. Evans received a B.A. and J.D. from the University of California, Berkeley.
Legal Proceedings
There are no material proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than 5% of any class of voting securities of the Company, any associate of any such director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our directors and executive officers and persons who beneficially own more than 10% of a registered class of our equity securities to file reports of ownership and reports of changes in the ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by the SEC to furnish us with copies of all Section 16(a) filings they make.
To the best of our knowledge and based solely on a review of the copies of such reports furnished to us or written representation that no other reports were required, during the fiscal year ended December 31, 2017, other than as set forth below, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with on a timely basis:
•One report, covering one transaction related to a grant of RSUs on February 13, 2017, was inadvertently filed late on behalf of Mr. Davis.

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
The following Compensation Discussion and Analysis (CD&A) provides information about our 2017 compensation program for the individuals who served as our principal executive officer, principal financial officer and three other most highly-compensated executive officers as of December 31, 2017, or the Named Executive Officers (whom we refer to in this discussion as our NEOs), each of whose compensation is set forth in the Summary Compensation Table and the other compensation tables included in this proxy statement:
•Adam Elsesser, our Chairman, President and Chief Executive Officer;
•Sri Kosaraju, our Chief Financial Officer and Head of Strategy;
•Daniel Davis, our Chief Commercial Officer and President, North America;
•Lynn Rothman, our Executive Vice President and Chief Business Officer; and
•Arani Bose, M.D., our Chief Innovator.
This CD&A also discusses our executive compensation philosophy; decisions involving our executive team, including the NEOs, with respect to compensation paid for 2017; the role of Compensia, our independent compensation consultant; the individual components of our executive compensation program; and certain other policies affecting executive compensation at Penumbra.
Executive Summary

Since our initial public offering (IPO) in September 2015, our Board and Compensation Committee have maintained the simple structure in place for our executive compensation program since the inception of the Company. Because we generally do not pay bonuses or other cash incentive compensation, we have paid our NEOs cash compensation in the form of a base salary that is at the higher end of our 2017 peer group, but the total cash compensation paid to our executive officers was at the lower end of our 2017 peer group. Our executive officers have not received increases in their annual base salaries since 2015, and, other than Mr. Davis, we have not granted any of our executive officers equity awards or bonuses or other cash incentive compensation since our IPO. While we constantly evaluate compensation of our executive officers to reward, incentivize and retain them as appropriate, we concluded that with the exception of a grant to Mr. Davis no additional grants were necessary in 2017. We are confident that our streamlined compensation program aligns with our culture of cooperation and that it incentivizes our NEOs to work for the overall long-term good of the Company.
Our Board and Compensation Committee have adhered to this executive compensation approach because they believe it is effective and consistent with our compensation philosophy as described below. The Compensation Committee will continue to evaluate our compensation philosophy to determine whether any changes to our current philosophy are required going forward to reward, incentivize, and retain our executive officers, or for other purposes.
Executive Compensation Philosophy, Objectives, Design and Components

We operate in the medical device industry, which is highly competitive for executive talent. Our headquarters are in the San Francisco Bay Area, where there is exceptional demand for executive talent and where the cost of living is greater than in most parts of the United States. It is critical to accomplishing our business objectives that we attract and retain talented executives whose skills and expertise enable them to contribute to our long-term success. As such, the principle objectives and philosophy of our executive compensation program are to fairly reward, incentivize, and retain members of our executive team so that they perform in a manner that aligns their long-term interests with those of the Company and our stockholders.

The primary components of the compensation programs for our NEOs are base salary and equity awards in the form of stock options, and restricted stock and restricted stock unit (RSU) awards, all subject to time-based vesting. Since our founding in 2004, and continuing after our IPO, we have consistently maintained a straight-forward executive compensation program that fosters an ownership mentality by emphasizing long-term equity compensation coupled with cash compensation in the form of a base salary that meets current needs. To date, we have not established a practice of granting equity awards annually or on any other regular basis. We believe that our compensation program aligns with our culture of cooperation, and incentivizes our NEOs to work for the overall long-term good of the Company. We believe that short-term incentive compensation or other cash bonus programs can result in individuals adapting their conduct to meet specific short-term goals, the achievement of which may have unintended consequences over the long term. Moreover, differences in compensation resulting from short-term incentive compensation and other cash bonus programs can create distractions that are contrary to our culture of cooperation. Therefore, for 2017 we did not provide any of our NEOs with short-term incentive compensation or other cash bonus programs, other than Mr. Davis, our Chief Commercial Officer and President, North America, who received a cash bonus in January 2018 that was tied to his responsibilities over the performance of our North American sales team. The Compensation Committee will continue to evaluate our compensation philosophy and consider the factors discussed below under Role of the Compensation Committee to determine whether any changes to our current philosophy are required going forward to reward, incentivize, or retain our executive officers, or for other purposes.

2017 Say-on-Pay Vote and Stockholder Engagement

The Company carefully considers stockholder feedback regarding executive compensation. Our senior management team, including our Chief Executive Officer and Chief Financial Officer and Head of Strategy, regularly interact with our stockholders throughout the year on a number of matters, including executive compensation. Through these and other outreach efforts, we believe we can better understand our stockholders’ concerns and interests on executive compensation and gather and convey stockholder opinions and commentary directly to the Compensation Committee and the rest of the Board. For additional information concerning our stockholder outreach efforts, please refer to the section entitled “Stockholder Communications with the Board of Directors”.

At the 2017 Annual Meeting, approximately 99% of the stockholders voting at the meeting approved the compensation paid to our NEOs in 2016. Although the vote was non-binding, the Compensation Committee believes this level of approval indicates that stockholders strongly support our executive compensation programs and policies. Accordingly, the Company has substantially maintained its executive compensation policies for 2017.

The Compensation Committee will consider the results of this year’s say-on-pay proposal, as well as feedback from our stockholders, when making future executive compensation decisions.

Roles of Compensation Committee, Management and Compensation Consultant

Role of Compensation Committee. The Compensation Committee of the Board was established in June 2015. The Compensation Committee charter requires it to review and approve the compensation of our Chief Executive Officer and each of the Company’s other executive officers and to review and evaluate the Company’s executive compensation and benefits policies in general. In reviewing such compensation and benefits policies, the Compensation Committee may consider a number of factors, including the recruitment, development, promotion, retention and compensation of executive officers and other employees of the Company; the recommendations of the Chief Executive Officer (other than with respect to himself); current and past total compensation; current and past equity ownership; competitive market data and analysis provided by the Compensation Committee’s compensation consultant; the Company’s performance and each executive officer’s impact on performance; our operational goals; internal equity pay considerations; the performance of our common stock; and any other factors that it deems appropriate, with no one factor being determinative. The Compensation Committee also evaluates our current compensation philosophy, with input from our management and Compensia (including the development of a comparative group of medical device companies to use as our peer group for compensation decisions), to determine whether any changes to our current philosophy are required going forward.

The Compensation Committee has delegated authority to our Chief Executive Officer to make certain routine equity award grants to non-executive officer employees and consultants, as described below. For additional information on the Compensation Committee, see the section titled “Information Regarding Committees of the Board of Directors—Compensation Committee” elsewhere in this proxy statement.

Role of Management. In 2017, members of management, including our Chief Executive Officer, our Chief Financial Officer and Head of Strategy, and our Executive Vice President and General Counsel, worked with the Chair of the Compensation Committee as well as the members of the Compensation Committee, and our Chief Executive Officer, our Chief Innovator, our Executive Vice President and General Counsel, and our Vice President and Deputy General Counsel attended Compensation Committee meetings. Our Chief Executive Officer did not participate in the discussion and decisions relating to his own compensation in 2017.

Our Chief Executive Officer comprises the Equity Award Committee, to which the Compensation Committee has delegated authority to make routine equity award grants to newly-hired employees and consultants, grants to employees in connection with promotions and one-off grants relating to exceptional service, all within certain parameters established and reviewed from time to time by the Compensation Committee. The Equity Award Committee is prohibited from making grants to executive officers, members of the Board and annual compensatory grants to employees as part of a regular compensation program. The Equity Award Committee regularly reports on its grants to the Compensation Committee.

Role of Compensation Consultant. The Compensation Committee has the authority to engage its own advisers to assist it in performing its duties, and the Company pays the fees charged by such advisors. Since 2015, the Compensation Committee has engaged Compensia as an adviser to assist the Compensation Committee in its decision-making process by providing information on competitive market compensation practices, including market data on executive compensation, our non-employee director compensation program, compensation trends and developments, and supplying such other information and recommendations as the Compensation Committee may from time to time to request. In 2017, Compensia worked with the Compensation Committee to identify a peer group against which to compare the Company’s compensation programs and provided reports and analysis comparing the Company’s executive and board compensation structures against the identified peer group.

Compensation Adjustments and Peer Group Process

We generally review our compensation practices on an annual basis over the course of several meetings of the Compensation Committee and the Board. The first step in the process is that the Compensation Committee, with the support of Compensia and management, reviews the list of peer companies. As part of its analysis, for 2017, Compensia collected and analyzed compensation information from a comparative group of medical device companies, or peer group, approved by the Compensation Committee.

The list of companies in the peer group is approved based on various factors including size, market capitalization, stage of development, product revenue and product focus. Our criteria used to select the peer group we used in 2017 included medical device companies:

•with revenue generally between $120 million and $490 million;

•with market capitalization generally between $545 million and $8.7 billion; and

•with positive one- and three-year revenue growth.

The companies comprising the peer group used for 2017 compensation decisions (the 2017 Peer Group) were as follows:

Abaxis	Endologix	NxStage Medical
ABIOMED	ICU Medical	Spectranetics
AtriCure	Inogen	Vascular Solutions(1)
CryoLife	Insulet	Veeva Systems
Cynosure(1)	Neogen	ZELTIQ Aesthetics(1)
DexCom	Nevro

(1)
Cynosure, Vascular Solutions, and ZELTIQ Aesthetics have been acquired. However, compensation information was available at the time of Compensia’s evaluation for the 2017 fiscal year so they were included in our 2017 Peer Group.

We review and make changes to our peer group from time to time to ensure that the peer group companies satisfy our selection criteria. In comparison to the peer group used for 2016 compensation decisions, LDR Holdings was removed as a result of its acquisition, Globus Medical and K2M Group Holdings were removed due to their unique ownership structure, and CryoLife and Cynosure were added due to the updated inclusion criteria.

As of March 2017, as compared to the 2017 Peer Group, we were at the 40th percentile for revenue for the preceding four quarters, the 65th percentile for market capitalization, near the 90th percentile for one-year revenue growth, and our one-year total stockholder return approximated the market 60th percentile. Our base salaries were at or above the market 90th percentile for all executive officers, but as we do not maintain an annual cash incentive program, total cash compensation levels were generally below the 25th percentile for all executive officers, with the exception of our Chief Commercial Officer and President, North America, and our Executive Vice President and Chief Business Officer who were at or above the market 70th percentile.

The Compensation Committee uses the competitive market data provided by Compensia as a reference point, but does not believe it necessary at this stage to mirror the compensation provided by other companies or to target any specific percentile or range of percentiles for cash, equity or total compensation for our executive officers relative to any peer companies. The Compensation Committee believes the data provided by Compensia provides a useful tool in its deliberations on executive compensation.

Principal Elements of Compensation

With only one exception (see below), the 2017 compensation of our NEOs and our other executive officers consisted entirely of base salary. Only one of our NEOs received an RSU award and performance-based compensation during 2017, and none of our NEOs received any option awards during 2017. The mix and amount of compensation elements has been and will continue to be within the discretion and business judgment of our Board and Compensation Committee. The Compensation Committee considered total equity ownership and other factors, including but not limited to those described above under Role of the Compensation Committee, in making its compensation decisions, with no one factor being determinative, and concluded that no equity awards to our NEOs, other than the grant indicated below, were necessary in 2017.

Base Salary. We provide base salaries to our NEOs to compensate them for services rendered on a day-to-day basis and to provide sufficient fixed cash compensation to allow them to fund their personal and household expenses while remaining focused on their responsibilities to the Company. Our executive officers have not received increases in their annual base salaries since 2015. We did not make any changes to our NEO’s base salaries in 2017. We expect that the Compensation Committee will generally review base salary levels on a periodic basis and may review them more frequently, for example in connection with a promotion, changes in responsibilities, or general cost of living changes.

After reviewing the executive compensation programs of companies in our 2017 Peer Group, no changes were made to the base salaries of any of our executive officers for 2017.

Annual Cash Incentive Bonuses. With one exception, the Company has not offered a short-term cash incentive bonus program to any of our NEOs. Rather, our Board and Compensation Committee continue to believe that our reliance on base salary and long-term equity compensation holdings adequately facilitates the achievement of corporate operational goals and aligns each NEO’s interests with long-term stockholder interests.

Our Chief Commercial Officer and President, North America was the only NEO eligible to receive a short-term cash incentive bonus, an exception to our policy on short-term incentive bonuses, that was tied to his responsibilities over the performance of our North American sales team. This bonus was equal to $1 million ($1,000,000) and was awarded to Mr. Davis in January 2018.

Equity Awards. Stock options allow our executive officers (including our NEOs) to purchase shares of Company common stock at a price per share equal to the fair market value of our common stock on the date of grant. Our stock options generally vest 25% after one year, and then monthly over the subsequent three-year period as to the remaining shares subject to the options. Awards of restricted stock and RSUs allow our executive officers to acquire shares of our common stock on vesting. Awards of restricted stock and RSUs generally vest in four equal annual installments. The fair market value of the common stock vested on the vesting date is included in the taxable income of the recipient.

To date, we have not established a practice of making equity awards annually or on any other regular basis. Rather, awards have generally been made on joining the Company, when a merit-based award is appropriate, or in connection with a promotion or other event, or for retention purposes. Awards made to our NEOs in 2017 reflect this philosophy. Only our Chief Commercial Officer and President, North America received a grant in 2017 of RSUs in connection with his promotion to that position and for retention purposes. Information about these equity awards is found in the 2017 Outstanding Equity Awards at Fiscal Year-End Table below.

Perquisites, Retirement and Other Benefits. We generally do not provide perquisites or other benefits to our NEOs other than those available to employees generally. We have established a 401(k) tax-deferred savings plan, which permits participants, including our NEOs, to make contributions by salary deduction pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended (the Code). We are responsible for administrative costs of the 401(k) plan. We make matching contributions to the 401(k) plan up to specified limits. Two of our NEOs participated in the 401(k) plan in 2017. We provide all employees, including our NEOs, with life insurance equal to twice their annual salary to a maximum of $1,000,000, as well as with long-term disability insurance.

Our NEOs are eligible to participate in the Company’s health, dental, disability and other insurance plans on the same terms and at the same cost as such plans are available to all of the Company’s full-time employees. The Company does not have or provide any supplemental executive retirement plan or similar plan that provides for specified retirement payments or benefits. Moreover, the Company does not have or provide any defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified.

Additionally, all full-time employees of the Company, including the NEOs, are eligible to participate in the Company’s 2014 Employee Stock Purchase Plan (the ESPP) upon enrolling in the ESPP during one of the established enrollment periods. Under the ESPP, no Company employee is permitted to purchase more than 2,000 shares of the Company’s common stock per purchase period or shares of common stock having a market value of more than $25,000 per calendar year, as calculated under the ESPP. Employee of the Company’s non-U.S. subsidiaries are not eligible to participate in the ESPP but will instead participate in the Penumbra, Inc. OUS Employee Stock Purchase Rebate Plan, which stockholders are being asked to approve at the Annual Meeting.

Severance and Change in Control Payments and Benefits. None of our arrangements with our NEOs provide for severance or change in control-related payments or benefits. None of our NEOs is subject to an arrangement that is not terminable at will by the Company.

Equity awards held by our NEOs are subject to the terms of the relevant equity incentive plan and are each governed by an award agreement evidencing such award. The award agreements set forth the terms and conditions of the respective award and, among other things, outline the effect of various termination events on the vesting and delivery of unvested equity awards. Equity awards held by our NEOs, like equity awards held by all of our other employees, provide that all unvested awards will vest immediately upon a change of control of the Company, subject to the grant recipient continuing to be a Service Provider (as defined in the relevant plan) through the date of such change in control.

Other Compensation-Related Policies

Executive Officer Recoupment Policy

In 2017, the Board of Directors adopted a formal policy stating that, in the event that the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, the Company will recover from any current or former executive officer of the Company who received incentive-based compensation (cash or stock subject to performance-based vesting) during the three-year period preceding the date on which the Company is required to prepare an accounting restatement, based on the erroneous data, in excess of what would have been paid to the executive officer under the accounting restatement.

 Stock Ownership Guidelines; Trading and Hedging Policies

To align our CEO’s interests with those of our stockholders, in April 2017 the Nominating and Corporate Governance (NCG) Committee of our Board of Directors adopted stock ownership guidelines requiring that our CEO hold Penumbra shares with a value equal to three times (3x) his base salary (the Ownership Requirement). The value of a share of the Company’s common stock is calculated as of December 31st of each calendar year (the Determination Date) based on the adjusted closing price of our common stock on the NYSE on such date (or the business day immediately preceding December 31st if such date should fall on a weekend). Any subsequent change in the value of the shares of our common stock during that year does not affect the amount of stock our CEO should hold during that year pursuant to the Ownership Requirement. If the value of the shares of our common stock decreases during a particular year, our CEO has until the next Determination Date to acquire any additional shares needed to meet the Ownership Requirement.

For purposes of determining ownership, the following shares are included in determining whether our CEO has satisfied the Ownership Requirement: (i) shares of our common stock owned individually, either directly or indirectly, including vested and unvested restricted stock awards and RSUs, or shares acquired upon exercise of stock options; and (ii) shares of our common stock owned jointly or separately by a spouse, domestic partner and/or minor children, directly or indirectly. No other rights to acquire shares of our common stock (including stock options or similar rights) are considered shares of our common stock owned for purposes of meeting the Ownership Requirement.

Should our CEO at any time following the Compliance Period and before the next Determination Date cease to comply with the Ownership Requirement, the NCG Committee, in its sole discretion, may review and address any such shortfall in ownership as it deems appropriate.
As of December 31, 2017, our CEO met these stock ownership guidelines.

Compensation Policies and Practices as they relate to Risk Management

Our Compensation Committee has reviewed our compensation-related risks, and the Compensation Committee does not believe that our compensation policies and practices encourage undue or inappropriate risk taking or create risks that are reasonably likely to have a material adverse effect on the Company, since our straight-forward executive compensation program continues to foster an ownership mentality by emphasizing long-term equity compensation.

Tax and Accounting Considerations

Deductibility of Executive Compensation

Section 162(m) of the Code limits the amount that we may deduct from our federal income taxes for remuneration paid to our executive officers to one million dollars (U.S.$1,000,000) per executive officer per year, unless certain requirements are met. For 2017, Section 162(m) provided an exception from this deduction limitation for certain forms of “performance-based compensation,” as well as for the gain recognized by executive officers upon the exercise of qualifying compensatory stock options. Gain from the settlement of time-based RSUs and bonus payments to executives may not be tax deductible.

The exemption from the Section 162(m) deduction limit for “performance-based compensation” was repealed in the tax reform legislation signed into law on December 22, 2017, effective for taxable years beginning after December 31, 2017, unless transition relief for certain compensation arrangements in place as of November 2, 2017 is available. The Compensation Committee will consider the impact of the repeal of the exemption from the Section 162(m) deduction limit for performance-based compensation when determining executive compensation for 2018.

While our Compensation Committee is mindful of the benefit to us of the full deductibility of compensation and will consider deductibility when analyzing potential compensation alternatives, our Compensation Committee believes that it should not be constrained by the requirements of Section 162(m) where those requirements would impair flexibility in compensating our executive officers in a manner that can best promote our corporate objectives. Therefore, our Compensation Committee has not adopted a policy that requires that all compensation be deductible.

No Gross-ups of Parachute Payments and Deferred Compensation

We did not provide any NEO with a “gross-up” or other reimbursement payment for any tax liability that he or she might owe as a result of the application of Sections 280G, 4999, or 409A of the Code during 2017, and we have not agreed and are not otherwise obligated to provide any NEOs with such a “gross-up” or other reimbursement.

Accounting Treatment

We account for stock compensation in accordance with the authoritative guidance set forth in ASC Topic 718, which requires companies to measure and recognize the compensation expense for all share-based awards made to employees and directors, including stock options and RSUs, over the period during which the award recipient is required to perform services in exchange for the award (for executive officers, generally the four-year vesting period of the award). We estimate the fair value of stock options granted using the Black-Scholes option-valuation model “fair value” of these awards. This calculation is performed for accounting purposes and reported in the compensation tables below.

2017 Summary Compensation Table
The following table discloses compensation paid by us during fiscal 2017, 2016 and 2015 to our NEOs:

Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)		Option Awards (1)	Non-Equity Incentive Plan Compensation		All Other Compensation (2)	Total
Adam Elsesser Chairman, Chief Executive Officer and President	2017	$725,000	−	−		−	−		$1,926	$726,926
	2016	$725,000	−	−		−	−		$1,913	$726,913
	2015	$705,236	−	−		$6,086,239	−		$1,538	$6,793,013
Sri Kosaraju Chief Financial Officer and Head of Strategy(3)	2017	$500,000	−	−		−	−		$1,926	$501,926
	2016	$500,000	−	−		−	−		$1,913	$501,913
	2015	$332,692	−	$8,746,290	(4)	−	−		$1,230	$9,080,212
Daniel Davis President, North America	2017	$500,000	−	$1,558,000		−	$1,000,000	(5)	$2,214	$3,060,214
	2016	$500,000	−	$1,942,500		−	−		$2,201	$2,444,701
	2015	$487,692	−	−		$1,122,626	−		$1,538	$1,611,856
Arani Bose, M.D.(6) Chief Innovator	2017	$500,000	−	−		−	−		$1,926	$501,926
	2016	$500,000	−	−		−	−		$1,913	$501,913
	2015	−	−	−		−	−		−	−
Lynn Rothman Executive Vice President, Chief Business Officer	2017	$500,000	−	−		−	−		$3,306	$503,306
	2016	$500,000	−	−		−	−		$3,863	$503,863
	2015	$488,462		−		$496,817	−		$2,820	$988,099

(1)
The amounts in this column reflect the aggregate grant date fair value of the equity awards granted to our NEOs computed in accordance with FASB ASC Topic 718. For the assumptions used in determining these grant date fair market values, see Notes 2 and 9 to the consolidated financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the SEC on February 27, 2018. Unlike the calculations contained in our financial statements, this calculation does not give effect to any estimate of forfeitures related to service-based vesting, but assumes that the executive officer will perform the requisite service for the award to vest in full.

(2)
These amounts represent the amounts paid for imputed income associated with life insurance premium payments and short- and long-term disability insurance premium payments for each NEO, and 401(k) matching payments for Mr. Davis and Ms. Rothman.

(3)	Mr. Kosaraju became an executive officer in 2015, therefore his 2015 salary is prorated from his start date.

(4)	The amount reported reflects a grant of 604,861 shares of restricted stock made to Mr. Kosaraju on May 6, 2015 in connection with his employment with Penumbra.

(5)	Represents cash bonus paid to Mr. Davis in January 2018 with respect to his responsibilities over the 2017 performance of the North American sales team.

(6)	Dr. Bose became an NEO in 2016, therefore, no amounts appear in the table for 2015.
Narrative to Summary Compensation Table
2017 Base Salaries
Each of our NEOs is paid a base salary reflecting his or her skill set, experience, role and responsibilities. The salaries of our NEOs are typically reviewed annually and adjusted when our Board of Directors or Compensation Committee determines an adjustment is appropriate. There were no increases to the base salaries of our NEOs for 2017.
Equity-based compensation
In February 2017, in connection with his promotion to Chief Commercial Officer and for retention purposes, the Compensation Committee granted Mr. Davis 20,000 RSUs, vesting over four years. Please see the 2017 Outstanding Equity Awards at Fiscal Year-End Table below for a description of the terms of this equity award.

Non-Equity Incentive Plan compensation
In January 2018, the Company paid a cash bonus to Mr. Davis due to his unique position of managing our North American sales team.
2017 Grants of Plan-Based Awards Table
The following table sets forth certain information for the only plan-based award provided during fiscal year 2017 to an NEO.

Name	Grant Date	Date of Compensation Committee Approval	All Other Stock Awards: Number of Shares of Stock or Units(#)	Grant Date Fair Value of Stock and Option Awards ($)(1)
Adam Elsesser	−	−	−	−
Sri Kosaraju	−	−	−	−
Daniel Davis	2/15/17	2/13/17	20,000	$1,558,000
Arani Bose, M.D.	−	−	−	−
Lynn Rothman	−	−	−	−

(1)
The amounts presented above represent the aggregate grant date fair value of the RSUs computed in accordance with FASB ASC Topic 718. The grant date fair market value of the RSUs was the closing price of our common stock on the NYSE on the date of the respective grant. For assumptions used in determining these grant date fair market value, see Note 9 to the consolidated financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the SEC on February 27, 2018.

The number of RSUs granted to NEOs is determined by the Compensation Committee. Please see Compensation Discussion and Analysis for additional information regarding grant practices. Except as otherwise noted, RSUs vest in four equal quarters on the anniversary of the date of the grant.
2017 Outstanding Equity Awards at Fiscal Year-End Table
The following table sets forth information regarding options, restricted stock awards, and RSUs held by our NEOs as of December 31, 2017.

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(15)
Adam Elsesser	5,000	(1) (2)	—		7.75	(3)	3/20/24	—		—
	145,000	(1) (4)	—		7.75	(3)	3/20/24	—		—
	253,125	(5)	196,875	(5)	30.00	(6)	9/16/25	—		—
Sri Kosaraju	—		—		—		—	302,431	(7)	$28,458,757
Daniel Davis	65,000	(1) (8)	—		3.98	(3)	9/29/21	12,500	(9)	$1,176,250
	2,000	(1) (10)	—		4.49	(3)	2/6/22	22,500	(11)	$2,117,250
	106,650	(12)	54,167	(12)	12.36	(3)	3/22/25	20,000	(13)	$1,882,000
Arani Bose	—		—		—		—	—		—
Lynn Rothman	50,000		—		3.98	(3)	6/12/21	12,500	(9)	$1,176,250
	29,166	(14)	20,834	(14)	22.04	(3)	8/11/25	—		—

(1)
Options may be exercised prior to vesting, subject to repurchase rights that expire over the vesting periods indicated in the footnotes below. Accordingly, all options outstanding as of December 31, 2017 were exercisable in full.

(2)
Options were granted under the 2005 Stock Plan and vested with respect to one fourth of the shares subject to the options on March 21, 2015, and vest as to 1/48th of the total shares subject to the options on the 21st day of each month thereafter, subject to the executive continuing to provide services to us through each applicable vesting date. In the event of a Change in Control, as defined under the 2005 Stock Plan, the issued options will fully vest, subject to the executive continuing to provide services to us through the occurrence of the Change in Control.

(3)	Represents an amount determined by the Board to be not less than the fair market value of a share of the common stock of the Company on the grant date.

(4)
Options were granted under the 2011 Equity Incentive Plan and vested with respect to one fourth of the shares subject to the options on March 21, 2015, and vest as to 1/48th of the total shares subject to the options on the 21st day of each month thereafter, subject to the executive continuing to provide services to us through each applicable vesting date. In the event of a Change in Control, as defined under the 2011 Equity Incentive Plan, the issued options will fully vest, subject to the executive continuing to provide services to us through the occurrence of the Change in Control.

(5)
Options were granted under the 2014 Equity Incentive Plan and vested with respect to one fourth of the shares subject to the options on September 17, 2016, and vest as to 1/48th of the total shares subject to the options on the 17th day of each month thereafter, subject to the executive continuing to provide services to us through each applicable vesting date.

(6)
Represents the initial public offering price of the Company’s common stock as set forth in the final prospectus with respect to the Company’s Registration Statement on Form S-1 in connection with the IPO.

(7)
One fourth of the shares of restricted stock awarded on May 6, 2015, vested on each of May 6, 2015 and April 28, 2017. One half of the remaining unvested shares of restricted stock will vest on each of April 28, 2018 and 2019.

(8)
Options were granted under the 2005 Stock Plan and vested with respect to one fourth of the shares subject to the options on September 30, 2012, and as to 1/48th of the total shares subject to the options on the 30th day of each month thereafter, subject to the executive continuing to provide services to us through each applicable vesting date. In the event of a Change in Control, as defined under the 2005 Stock Plan, the issued options will fully vest, subject to the executive continuing to provide services to us through the occurrence of the Change in Control.

(9)	One fourth of the shares of restricted stock awarded on February 3, 2014 vested on each of January 2, 2015, 2016, 2017, and 2018.

(10)
Options were granted under the 2005 Stock Plan and vested with respect to one fourth of the shares subject to the options on January 1, 2013, and as to 1/48th of the total shares subject to the options on the 1st day of each month thereafter, subject to the executive continuing to provide services to us through each applicable vesting date. In the event of a Change in Control, as defined under the 2005 Stock Plan, the issued options will fully vest, subject to the executive continuing to provide services to us through the occurrence of the Change in Control.

(11)	One fourth of the RSUs awarded on November 15, 2016 vested on November 15, 2017. One third of the remaining unvested RSUs will vest on each of November 15, 2018, 2019, and 2020.

(12)
Options were granted under the Penumbra, Inc. 2014 Equity Incentive Plan and vested with respect to one fourth of the shares subject to the options on January 26, 2016, and vest as to 1/48th of the total shares subject to the options on the 26th day of each month thereafter, subject to the executive continuing to provide services to us through each applicable vesting date. In the event of a Change in Control, as defined under the 2014 Equity Incentive Plan, the issued options will fully vest, subject to the executive continuing to provide services to us through the occurrence of the Change in Control.

(13)	One fourth of the RSUs awarded on February 15, 2017 vested on February 15, 2018. One third of the remaining unvested RSUs will vest on each of February 15, 2019, 2020, and 2021.

(14)
Options were granted under the Penumbra, Inc. 2014 Equity Incentive Plan and vested with respect to one fourth of the shares subject to the options on January 26, 2016, and vest as to 1/48th of the total shares subject to the options on the 26th day of each month thereafter, subject to the executive continuing to provide services to us through each applicable vesting date. In the event of a Change in Control, as defined under the 2014 Equity Incentive Plan, the issued options will fully vest, subject to the executive continuing to provide services to us through the occurrence of the Change in Control.

(15)	The value of restricted stock awards and RSUs shown in the table was calculated using the closing price of our common stock on December 29, 2017 ($94.10).

2017 Options Exercised and Stock Vested Table
The following table sets forth the number and value of options exercised and stock awards that vested in fiscal year 2017 for each of our NEOs.
Options Exercised and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Adam Elsesser	100,000	7,052,169	—	—
Sri Kosaraju	—	—	151,215	12,921,322
Daniel Davis	39,183	2,554,149	20,000	1,582,750
Arani Bose, M.D.	100,000	7,051,649	—	—
Lynn Rothman	—	—	12,500	797,500

(1)
The value realized upon exercise of stock options reflects the price at which shares acquired upon exercise of the stock options were sold or valued for income tax purposes, net of the exercise price for acquiring the shares, multiplied by the number of shares acquired.

(2)
The value realized on vesting of restricted stock awards was calculated as of the product of the closing price of a share of our common stock on the vesting date, multiplied by the number of shares vested.

Executive Officer Employment Arrangements
Our executive officers are employed on an “at-will” basis. Mr. Elsesser, Mr. Kosaraju and Mr. Davis have entered into at-will offer letters with us that set forth the initial terms of their employment. We do not have agreements or policies that would require us to provide severance payments or benefits or change-in-control payments or benefits to our executive officers, other than the provisions under our equity plans and agreements described in the 2017 Outstanding Equity Awards at Fiscal Year-End Table above.
Employee Benefit Plans
Our executive officers are entitled to participate in our equity incentive plans. All officers are eligible to participate in our 401(k) plan on the same terms as all other employees. We do not maintain any supplemental health or welfare plans for our NEOs.
Pension Benefits
We do not maintain any defined benefit pension plans.
Nonqualified Deferred Compensation
We do not maintain any nonqualified deferred compensation plans.
Potential Payments Upon Termination or Change in Control
None of our arrangements with our NEOs provide for severance or change in control-related payments or benefits. None of our NEOs is subject to an arrangement that is not terminable at will by the Company. Equity awards held by our NEOs, like equity awards held by all of our other employees, provide that all unvested awards will vest immediately upon a change of control of the Company, subject to the grant recipient continuing to be a Service Provider (as defined in the relevant plan) through the date of such change in control.

The table below sets forth the intrinsic value, as of December 29, 2017, the final trading day of fiscal 2017, of the unvested equity awards held by our NEOs which would accelerate under the circumstances described in the preceding paragraph. The actual amounts of payments that would be provided can only be determined at the time of the change in control of the Company. Per SEC rules, the intrinsic value of accelerated options shown in the table below is the aggregate spread between $94.10, the closing price of our common stock on December 29, 2017, and the exercise prices of the accelerated options, if less than $94.10. The intrinsic value of restricted stock and RSU awards is calculated as the number of restricted stock and RSU awards granted multiplied by the closing market price of our common stock on December 29, 2017.

Name	Intrinsic Value of Unvested Equity Awards ($)
Adam Elsesser	12,619,688
Sri Kosaraju	28,458,757
Daniel Davis	9,603,111
Arani Bose, M.D.	—
Lynn Rothman	2,677,548
Transactions with Related Persons, Promoters and Certain Control Persons
Since January 1, 2017, there has not been nor is there currently proposed any transaction or series of similar transactions to which we were or are to be a party in which the amount involved exceeds $120,000 and in which any director, executive officer, holder of more than 5% of our common stock, or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest other than compensation agreements and other arrangements, which are described elsewhere in this Proxy Statement.
Review, Approval, and Ratification of Transactions with Related Parties
Our NCG Committee has primary responsibility for reviewing and approving in advance or ratifying all related party transactions. Additionally, on at least an annual basis, the Audit Committee also reviews all identified related party transactions. In conformance with SEC regulations, we define related persons to include our executive officers, our directors and nominees to become a director of our company, any person who is known to us to be the beneficial owner of more than 5% of any class of our voting securities, any immediate family member of any of the foregoing persons, and any firm, corporation or other entity in which any of the foregoing persons is employed, is a general partner or in which such person has a 5% or greater beneficial ownership interest.
We have several processes that we use to ensure that we identify and review all related party transactions. First, each director, director nominee and executive officer is required to notify the Corporate Secretary of any transaction involving the Company and a related person, and the Corporate Secretary will present any new related party transactions to the NCG Committee at its next regularly scheduled meeting. Second, each year, we require our directors and executive officers to complete director and officer questionnaires identifying any transactions with us in which the executive officer or director or their family members have an interest.
The NCG Committee reviews related party transactions due to the potential for such transactions to create a conflict of interest. A conflict of interest occurs when an individual’s private interest interferes, or appears to interfere, with our interests. The NCG Committee will not approve or ratify a related person transaction unless it first determines that, upon consideration of all relevant information, the transaction is in, or not inconsistent with, the best interests of the Company and its stockholders. In reviewing the transaction or proposed transaction, the NCG Committee considers all relevant facts and circumstances, including without limitation the commercial reasonableness of the terms, the benefit and perceived benefit, or lack thereof, to the Company, opportunity costs of alternate transactions, the materiality and character of the related person’s direct or indirect interest, and the actual or apparent conflict of interest of the related person.
Our Related Party Transaction Policy can be found in the Governance—Corporate Governance section of the Investors section of our website at www.penumbrainc.com. Information on our website is not incorporated by reference into this Proxy Statement.

CEO Pay Ratio Disclosure
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, the following presents information regarding the relationship of the annual total compensation of our employees and the annual total compensation of our Chief Executive Officer, Mr. Elsesser.
We selected December 24, 2017, as the date on which to determine our median employee (the Determination Date). As of the Determination Date, we employed approximately 1,700 individuals. This population consisted of full-time, part-time, and temporary employees. In addition to the United States, the Company has employees in Canada, Australia, Brazil, Singapore, and throughout Europe.
To identify the median employee from our employee population, we compared the amount of salary, wages and fringe benefits of all of our employees who were employed as of the Determination Date (excluding Mr. Elsesser), as reflected in Box 1 of Form W-2 for 2017 (for our U.S.-based employees), and information gathered from our 2017 payroll reports from our payroll providers (for our international employees) as of the Determination Date. Wages and salaries were annualized for those employees that were not employed for the full year of 2017. We did not make any cost-of-living adjustments in identifying the median employee. Employee pay rates in foreign currencies were converted to U.S. Dollars using exchange rates on December 31, 2017. Using this methodology we determined that our median employee was a full-time hourly employee working in our manufacturing facilities at our campus in Alameda, California.
Once we identified our median employee, we combined all elements of such employee’s compensation for 2017 using the same methodology that we used for calculating Mr. Elsesser’s total compensation shown in the 2017 Summary Compensation Table, resulting in annual total compensation of $50,532. Mr. Elsesser’s annual total compensation, as reported in the 2017 Summary Compensation Table, was $726,926. Based on this information, the ratio of the annual total compensation of Mr. Elsesser to the annual total compensation of our median employee was 14.4 to 1 for 2017.
We believe that the above pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. In addition, because the SEC rules for identifying the median employee allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Proxy Availability Notice or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Proxy Availability Notice or other Annual Meeting Materials addressed to those stockholders. This process, which is commonly referred to as householding, potentially provides extra convenience for stockholders and cost savings for companies. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.
This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A Proxy Availability Notice or proxy materials will be delivered in one single envelope to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Availability Notice or proxy materials, please notify your broker or contact Broadridge Financial Solutions, Inc. in writing: Attn: Householding Department, 51 Mercedes Way, Edgewood, NY 11717; or by telephone: (800) 542-1061. Stockholders who currently receive multiple copies of the Proxy Availability Notice or proxy materials at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Proxy Availability Notice or proxy materials to a stockholder at a shared address to which a single copy of the documents was delivered.

OTHER MATTERS
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.
APPROVAL
The contents of this Proxy Statement and the sending thereof to the stockholders have been authorized by the Board.
By Order of the Board of Directors
Robert D. Evans
Executive Vice President, General Counsel and Secretary
April 25, 2018
A copy of our Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the SEC on February 27, 2018, is available without charge upon written request to Investor Relations, Penumbra, Inc., One Penumbra Place, Alameda, CA 94502 or by accessing a copy on Penumbra’s website at www.penumbrainc.com in the Investors section under “SEC Filings.”

APPENDIX A—PENUMBRA, INC.
OUS EMPLOYEE STOCK PURCHASE REBATE PLAN
(as approved by the Board on February 16, 2018)

PLAN DOCUMENT

PENUMBRA, INC.
OUS EMPLOYEE STOCK PURCHASE REBATE PLAN

Section 1.Purpose of the Plan.
The purpose of this Penumbra, Inc. OUS Employee Stock Purchase Rebate Plan (the “Plan”) is to support the purchases by Eligible Employees (as defined below) of equity in Penumbra, Inc. (the “Company”) by offering a rebate on Eligible Employees’ purchases of shares of the Company’s common stock (the “Stock”). This Plan is effective on the later of (i) January 1, 2018 and (ii) the date the Plan is approved by the Board of Directors (the “Board”) of the Company (the “Effective Date”).
Section 2.Definitions.
(a)“Authorized Leave of Absence” means a bona fide leave of absence from service with the Company or a Participating Company where the individual’s right to continued employment or reemployment with the Company or a Related Corporation is guaranteed either by statute or contract.
(b)“Board” means the Board of Directors of the Company.
(c)“Committee” means a committee of the Board designated to administer the Plan. Unless otherwise determined by the Board, the Compensation Committee of the Board shall be the “Committee” hereunder.
(d)“Eligible Employee” means an employee who is eligible to participate in the Plan, as further defined in Section 4(b)(i).
(e)“Insider Trading Policy” means the Company’s Statement of Policy Concerning Trading in Company Securities (as may be amended from time to time).
(f)“Participant” means an Eligible Employee who purchases Stock during a Purchase Period and submits a Participant Submission Form to the Company in accordance with Section 6.
(g)“Participating Company” means each present or future subsidiary of the Company as the Committee may from time to time designate.
(h)“Purchase Period” means a period during which Eligible Employees may make Qualifying Purchases of Stock under the Plan.
(i)“Qualifying Purchases” means purchases of Stock by Eligible Employees subject to a rebate under the Plan, as further defined in Section 6(b).
Section 3.Administration of the Plan.
(a)Committee Composition. The Plan shall be administered by the Board or by the Committee. To the extent permitted by law, the Committee may delegate responsibilities for day-to-day administration of the Plan to one or more officers of the Company.
(b)Committee Responsibilities.
(i)The Committee shall interpret the Plan and make all other policy decisions relating to the operation of the Plan. The Committee may adopt such rules, guidelines and forms as it deems appropriate to implement the Plan. The Committee’s determinations under the Plan shall be final and binding on all persons.
(ii)The Committee shall designated each Participating Company hereunder.

Section 4.Enrollment and Participation.
(a)Purchase Periods. Unless and until otherwise determined by the Committee, there shall be three (3) Purchase Periods each year corresponding to the Windows (as defined in the Insider Trading Policy) that occur in May, August and November of each year. The first Purchase Period under the Plan will commence when the May Window opens at the start of the third business day following the Company’s earnings release with respect to the first quarter of 2018 and ends on May 31, 2018. The Committee may change the duration and timing of Purchase Periods at any time.
(b)Eligibility and Enrollment.
(i)An “Eligible Employee” means any current employee of a Participating Company who was employed by the Participating Company on the first and last day of a Purchase Period; provided that the Committee, in its sole discretion, from time to time may determine that Eligible Employees who customarily work twenty (20) hours or less per week or not more than five (5) months in any calendar year (or, in each case, such lesser period of time as may be determined by the Committee in its discretion) shall not be included in the Plan. The foregoing notwithstanding, an individual shall not be considered an Eligible Employee if his or her participation in the Plan is prohibited by the law of any country that has jurisdiction over him or her.
(ii) A list of Participating Companies is attached here to as Exhibit A. Exhibit A shall be amended from time to time by or at the direction of the Company’s Secretary to reflect any changes in the Participating Companies designated by the Committee.
(iii)All Eligible Employees are automatically enrolled in the Plan.
Section 5.Change in Enrollment Status.
(a)Termination of Employment. Termination of employment as an Eligible Employee for any reason, including death, prior to the end of a Purchase Period shall be treated as an automatic withdrawal from the Plan. The same shall apply if an Eligible Employee has been permanently discharged from his/her work duties. A transfer of employment from one Participating Company to another Participating Company shall not be treated as a termination of employment.
(b)Leave of Absence. If a Participant is on an Authorized Leave of Absence, for purposes of the Plan, the Participant’s employment with the Company and all Participating Companies shall be deemed to be terminated on the day that the Participant ceases to be compensated by the Company or a Participating Company through the date on which the Participant returns to service from the Authorized Leave of Absence.
Section 6.Purchase of Shares; Calculation of Rebate.
(a)Purchase. Each Participant may purchase Stock in the open market on the same terms as any employee of the Participating Company, subject to any limitations imposed by the law of any country that has jurisdiction over him or her. Any such purchases must be made in accordance with the Company’s Insider Trading Policy. Among other things, the Insider Trading Policy restricts employees from purchasing Company Stock (i) while such person has knowledge of material information concerning the Company that has not been disclosed to the public; and (ii) outside of designated open trading windows.
(b)Qualifying Purchases. All purchases of Stock that are acquired (i) during a Purchase Period, (ii) in accordance with the Insider Trading Policy, and (iii) for the Participant’s own account for investment purposes, are considered “Qualifying Purchases” for that Purchase Period under the Plan.
(c)Submission of Purchase Records. Each Participant shall maintain records of Qualifying Purchases made during a Purchase Period. Within ten (10) days after the end of a Purchase Period, each Participant shall submit to the Company a Participant Submission Form in the form attached hereto as Exhibit B and copies of broker trade confirmations as evidence of Qualifying Purchases reported therein.
(d)Rebate. Subject to the limitations in Section 7 below, the Company shall rebate to Participant an amount equal to fifteen percent (15%) of the aggregate purchase price of Qualifying Purchases made during a Purchase Period (the “Rebate”). The Rebate shall be calculated and paid to Participant in the form of a bonus on the date of the first pay date that occurs after the end of the relevant Purchase Period. The Participant shall be responsible for all applicable taxes required to be paid by the Participant attributable to the Rebate (“Taxes”).

Section 7.Limitations on Amount of Rebate.
(a)Share Limit. No Rebate shall be paid on Qualifying Purchases in excess of two thousand (2,000) shares of Stock (or such other number of shares of Stock as may be determined by the Committee prior to the start of any Purchase Period) (the “Share Limit”) in any Purchase Period. If Participant reports to the Company Qualifying Purchases in excess of the Share Limit, the Company will calculate the Rebate based on the purchase price of Shares purchased by Participant before the Share Limit was met.
(b)Dollar Limit. Notwithstanding the Share Limit, the maximum aggregate dollar amount of any Rebates paid to a Participant for Qualifying Purchases during a calendar year shall be Three Thousand Seven Hundred and Fifty U.S. Dollars (U.S.$3,750.00), gross of Taxes, or the equivalent amount in the currency of the country in which the Participant resides, which amount shall be determined in accordance with procedures established by the Committee.
Section 8.Rights not Transferable. The rights of any Participant under the Plan shall not be transferable by voluntary or involuntary assignment or by operation of law.
Section 9.No Rights as an Employee. Nothing in the Plan or in any right granted under the Plan shall confer upon the Participant any right to continue in the employ of a Participating Company for any period of specific duration or interfere with or otherwise restrict in any way any rights of the Participating Companies or of the Participant to terminate his or her employment at any time and for any reason, with or without cause.
Section 10.Not an Offer. Nothing in the Plan constitutes an offer to purchase securities or a solicitation of an offer to sell any securities or an offer to sell or the solicitation of an offer to purchase any securities, nor does it constitute an offer or solicitation in any jurisdiction in which such offer or solicitation is unlawful.
Section 11.Amendment or Discontinuance. The Board or the Committee shall have the right to amend, suspend or terminate the Plan at any time and without notice. The granting of any benefits under this Plan is made on a voluntary and ex gratia basis. Even the continuous payment shall not result in a legal claim for the future.

EXHIBIT A
PENUMBRA, INC.
OUS EMPLOYEE STOCK PURCHASE REBATE PLAN
LIST OF PARTICIPATING COMPANIES

Penumbra Europe GmbH
Penumbra Neuro Australia Pty Ltd
Penumbra Latin America Distribuidora de Equipamentos e Produtos Medicos Ltda
Penumbra Neuro Canada Inc.
Penumbra France SAS
Crossmed S.p.A.
Penumbra Singapore Pte. Ltd.
Penumbra Interventional Therapies UK Ltd.

EXHIBIT B
PENUMBRA, INC.
OUS EMPLOYEE STOCK PURCHASE REBATE PLAN
SUBMISSION FORM
Participant Name:
Purchase Period (Month and Year):
Number of Shares Purchased:
Aggregate Purchase Price:
PLEASE ATTACH TRADE CONFIRMATIONS AS EVIDENCE OF QUALIFYING PURCHASES.
BY SIGNING THIS SUBMISSION FORM I HEREBY CERTIFY THAT
(I)I AM ELIGIBLE TO PARTICIPATE IN THE PENUMBRA, INC. OUS EMPLOYEE STOCK PURCHASE PLAN,
(II)ALL SHARES PURCHASED HEREUNDER WERE PURCHASED IN ACCORDANCE WITH THE PENUMBRA, INC. STATEMENT OF POLICY CONCERNING TRADING IN COMPANY SECURITIES, AND
(III)ALL SHARES PURCHASED HEREUNDER WERE ACQUIRED BY ME FOR MY OWN ACCOUNT FOR INVESTMENT PURPOSES.

Name:
Title:
Date:
THIS FORM, INCLUDING ALL TRADE CONFIRMATIONS, MUST BE PROPERLY SUBMITTED TO PENUMBRA, INC. (equity@penumbrainc.com) WITHIN TEN (10) DAYS OF THE END OF A PURCHASE PERIOD (E.G., BY JUNE 10 FOR THE MAY PURCHASE PERIOD) IN ORDER FOR PARTICIPANT TO BE ELIGIBLE TO RECEIVE THE REBATE ON PURCHASE MADE DURING THE PURCHASE PERIOD.

PENUMBRA, INC.
ONE PENUMBRA PLACE
ALAMEDA, CA 94502

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/05/2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR proposals 1, 2, 3 and 4:

	For All	Withhold All	For All Except
1. To elect the nominees for Class III director to serve until the 2021 annual meeting of stockholders and until their successors are duly elected and qualified;	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01. Adam Elsesser 02. Harpreet Grewal

NOTE: Your proxy holder will also vote on any such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000378812_1 R1.0.1.17

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Combined Document is/are available at www.proxyvote.com

Penumbra, Inc.
Annual Meeting of Stockholders
June 6, 2018 11:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Adam Elsesser and Robert D. Evans, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Penumbra, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 AM PDT on June 6, 2018, in building 1411 on the company's campus at One Penumbra Place, Alameda, CA 94502, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

This proxy is governed by the laws of the State of Delaware.

0000378812_2 R1.0.1.17

Continued and to be signed on reverse side